                                                                    EXHIBIT 4.2

================================================================================



                 KEYSTONE FINANCIAL MID-ATLANTIC FUNDING CORP.,
                                                 Issuer


                                      and


                           KEYSTONE FINANCIAL, INC.,
                                               Guarantor

                                       to

                             BANKERS TRUST COMPANY,
                                               Trustee

                             ----------------------
                             SUBORDINATED INDENTURE
                             ----------------------


                          Dated as of __________, 1997

                          Subordinated Debt Securities



================================================================================

                 KEYSTONE FINANCIAL MID-ATLANTIC FUNDING CORP.
                                      and
                           KEYSTONE FINANCIAL, INC.

          Reconciliation and tie between Trust Indenture Act of 1939 and Subordinated Indenture dated as of ________, 1997
          ----------------------------------------------------------


Trust Indenture Act Section                                Indenture Section
                                                           -----------------
(S)310 (a)(1)..............................................  709
       (a)(2)..............................................  709
       (a)(3)..............................................  Not Applicable
       (a)(4)..............................................  Not Applicable
       (b) ................................................  708, 710
(S)311 (a) ................................................  713(a), (c)
       (b) ................................................  713(b), (c)
       (b)(2) .............................................  803(a)(2), 803(b)
(S)312 (a) ................................................  801, 802(a)
       (b) ................................................  802(b)
       (c) ................................................  802(c)
(S)313 (a) ................................................  803(a)
       (b)(1) .............................................  Not Applicable
       (b)(2) .............................................  803(b)
       (c) ................................................  803(c)
       (d) ................................................  803(d)
(S)314 (a) ................................................  804
       (b) ................................................  Not Applicable
       (c)(1) .............................................  102
       (c)(2) .............................................  102
       (c)(3) .............................................  Not Applicable
       (d) ................................................  Not Applicable
       (e) ................................................  102
(S)315 (a) ................................................  701(a)
       (b) ................................................  702, 803(a)(6)
       (c) ................................................  701(b)
       (d) ................................................  701(c)
       (d)(1) .............................................  701(a)(1), (c)(1)
       (d)(2) .............................................  701(c)(2)
       (d)(3) .............................................  701(c)(3)
       (e) ................................................  614
(S)316 (a) ................................................  101
       (a)(1)(A) ..........................................  602, 612
       (a)(1)(B) ..........................................  613
       (a)(2) .............................................  Not Applicable
       (b) ................................................  608
(S)317 (a)(1) .............................................  603
       (a)(2) .............................................  604
       (b) ................................................  1103
(S)318 (a) ................................................  108


_____________________
Note: This reconciliation and tie shall not, for any purpose, be deemed to be a part of this Subordinated Indenture.

                             TABLE OF CONTENTS
                             -----------------

                                                                           Page
                                                                           ----

      RECITALS OF THE COMPANY..............................................  1
      RECITALS OF THE GUARANTOR............................................  1

                                  ARTICLE ONE

            DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

      Section 101.  Definitions............................................  2
      Section 102.  Compliance Certificates and Opinions...................  9
      Section 103.  Form of Documents Delivered to Trustee................. 10
      Section 104.  Acts of Holders........................................ 11
      Section 105.  Notices, etc. to Trustee, Company and
                    Guarantor.............................................. 13
      Section 106.  Notice to Holders of Securities; Waiver................ 14
      Section 107.  Language of Notices.................................... 15
      Section 108.  Conflict with Trust Indenture Act...................... 15
      Section 109.  Effect of Headings and Table of Contents............... 16
      Section 110.  Successors and Assigns................................. 16
      Section 111.  Separability Clause.................................... 16
      Section 112.  Benefits of Indenture.................................. 16
      Section 113.  Governing Law.......................................... 16
      Section 114.  Legal Holidays......................................... 16

                                  ARTICLE TWO

                      FORMS OF SECURITIES AND GUARANTEES

      Section 201.  Forms Generally........................................ 17
      Section 202.  Form of Trustee's Certificate of
                    Authentication......................................... 17
      Section 203.  Securities in Global Form.............................. 18

                                 ARTICLE THREE

                                THE SECURITIES

      Section 301.  Amount Unlimited; Issuable in Series................... 18
      Section 302.  Denominations.......................................... 21
      Section 303.  Execution, Authentication, Delivery
                    and Dating............................................. 21
      Section 304.  Temporary Securities................................... 23
      Section 305.  Registration, Transfer and Exchange.................... 24
      Section 306.  Mutilated, Destroyed, Lost and Stolen
                    Securities............................................. 28
      Section 307.  Payment of Interest; Interest Rights
                    Preserved.............................................. 29
      Section 308.  Persons Deemed Owners.................................. 31

                                                                           Page
                                                                           ----

      Section 309.  Cancellation........................................... 32
      Section 310.  Computation of Interest................................ 32

                                 ARTICLE FOUR

                           GUARANTEES OF SECURITIES

      Section 401.  Unconditional Guarantee................................ 33
      Section 402.  Execution, Authentication and Delivery................. 34
      Section 403.  Subordination.......................................... 34

                                 ARTICLE FIVE

                          SATISFACTION AND DISCHARGE

      Section 501.  Satisfaction and Discharge of Indenture................ 34
      Section 502.  Application of Trust Money............................. 36

                                  ARTICLE SIX

                                   REMEDIES

      Section 601.  Events of Default...................................... 36
      Section 602.  Acceleration of Maturity; Rescission and
                    Annulment.............................................. 37
      Section 603.  Collection of Indebtedness and Suits for
                    Enforcement by Trustee................................. 38
      Section 604.  Trustee May File Proofs of Claim....................... 39
      Section 605.  Trustee May Enforce Claims without
                    Possession of Securities or Coupons.................... 40
      Section 606.  Application of Money Collected......................... 41
      Section 607.  Limitation on Suits.................................... 41
      Section 608.  Unconditional Right of Holders to
                    Receive Principal, Premium and Interest................ 42
      Section 609.  Restoration of Rights and Remedies..................... 42
      Section 610.  Rights and Remedies Cumulative......................... 42
      Section 611.  Delay or Omission Not Waiver........................... 43
      Section 612.  Control by Holders of Securities....................... 43
      Section 613.  Waiver of Past Defaults................................ 43
      Section 614.  Undertaking for Costs.................................. 44
      Section 615.  Waiver of Stay or Extension Laws....................... 44

                                 ARTICLE SEVEN

                                  THE TRUSTEE

      Section 701.  Certain Duties and Responsibilities.................... 45
      Section 702.  Notice of Defaults..................................... 46

                                                                          Page
                                                                          ----

      Section 703.  Certain Rights of Trustee............................. 46
      Section 704.  Not Responsible for Recitals or
                    Issuance of Securities and Guarantees................. 48
      Section 705.  May Hold Securities................................... 48
      Section 706.  Money Held in Trust................................... 48
      Section 707.  Compensation and Reimbursement........................ 48
      Section 708.  Disqualifications; Conflicting Interests.............. 49
      Section 709.  Corporate Trustee Required; Eligibility............... 55
      Section 710.  Resignation and Removal; Appointment of
                    Successor............................................. 56
      Section 711.  Acceptance of Appointment by Successor................ 58
      Section 712.  Merger, Conversion, Consolidation or
                    Succession to Business................................ 59
      Section 713.  Preferential Collection of Claims
                    Against Company and Guarantor......................... 59
      Section 714.  Appointment of Authenticating Agent................... 64

                                 ARTICLE EIGHT

         HOLDERS' LISTS AND REPORTS BY TRUSTEE, COMPANY AND GUARANTOR

      Section 801.  Company and Guarantor to Furnish Trustee
                    Names and Addresses of Holders........................ 66
      Section 802.  Preservation of Information;
                    Communications to Holders............................. 67
      Section 803.  Reports by Trustee.................................... 68
      Section 804.  Reports by Company and Guarantor...................... 70

                                 ARTICLE NINE

                        CONSOLIDATION, MERGER AND SALES

      Section 901.  Company May Consolidate, Etc., Only on
                    Certain Terms......................................... 71
      Section 902.  Successor Corporation Substituted for
                    Company............................................... 72
      Section 903.  Guarantor May Consolidate, Etc., Only On
                    Certain Terms......................................... 72
      Section 904.  Successor Corporation Substituted for
                    Guarantor............................................. 73
      Section 905.  Assumption by Guarantor............................... 73

                                  ARTICLE TEN

                            SUPPLEMENTAL INDENTURES

      Section 1001. Supplemental Indentures without Consent
                    of Holders............................................ 76

                                                                          Page
                                                                          ----

      Section 1002. Supplemental Indentures with Consent of Holders....... 76
      Section 1003. Execution of Supplemental Indentures.................. 77
      Section 1004. Effect of Supplemental Indentures..................... 77
      Section 1005. Conformity with Trust Indenture Act................... 77
      Section 1006. Reference in Securities to Supplemental Indentures.... 78
      Section 1007. Subordination Unimpaired.............................. 78

                                ARTICLE ELEVEN

                                   COVENANTS

      Section 1101. Payment of Principal, Premium, if any,
                    and Interest.......................................... 78
      Section 1102. Maintenance of Office or Agency....................... 79
      Section 1103. Money for Securities Payments to Be Held
                    in Trust.............................................. 80
      Section 1104. Additional Amounts.................................... 82
      Section 1105. Company Statement as to Compliance;
                    Notice of Certain Defaults............................ 83
      Section 1106. Guarantor Statement as to Compliance;
                    Notice of Certain Defaults............................ 83
      Section 1107. Reserved.............................................. 84
      Section 1108. Limitation on Creation of Liens....................... 84
      Section 1109. Corporate Existence....................................84
      Section 1110. Waiver of Certain Covenants........................... 85

                                ARTICLE TWELVE

                           REDEMPTION OF SECURITIES

      Section 1201. Applicability of Article.............................. 85
      Section 1202. Election to Redeem; Notice to Trustee................. 85
      Section 1203. Selection by Trustee of Securities to be Redeemed..... 85
      Section 1204. Notice of Redemption.................................. 86
      Section 1205. Deposit of Redemption Price........................... 87
      Section 1206. Securities Payable on Redemption Date................. 87
      Section 1207. Securities Redeemed in Part........................... 88

                               ARTICLE THIRTEEN

                                 SINKING FUNDS

      Section 1301. Applicability of Article.............................. 89
      Section 1302. Satisfaction of Sinking Fund Payments
                    with Securities....................................... 89

                                                                           Page
                                                                           ----

      Section 1303. Redemption of Securities for Sinking Fund.............. 90

                               ARTICLE FOURTEEN

                      REPAYMENT AT THE OPTION OF HOLDERS

      Section 1401. Applicability of Article............................... 91

                                ARTICLE FIFTEEN

                       MEETINGS OF HOLDERS OF SECURITIES

      Section 1501. Purposes for Which Meetings May Be Called.............. 91
      Section 1502. Call, Notice and Place of Meetings..................... 91
      Section 1503. Persons Entitled to Vote at Meetings................... 92
      Section 1504. Quorum; Action......................................... 92
      Section 1505. Determination of Voting Rights; Conduct
                    and Adjournment of Meetings............................ 93
      Section 1506. Counting Votes and Recording Action of Meetings........ 94

                                ARTICLE SIXTEEN

                                 SUBORDINATION

      Section 1601. Securities Subordinated to Senior Company
                    Indebtedness........................................... 95
      Section 1602. Guarantees Subordinated to Senior
                    Guarantor Indebtedness................................. 98
      Section 1603. Subrogation............................................100
      Section 1604. Obligation of Company and Guarantor
                    Unconditional..........................................101
      Section 1605. Payments on Securities Permitted.......................102
      Section 1606. Effectuation of Subordination by Trustee...............102
      Section 1607. Knowledge of Trustee...................................102
      Section 1608. Trustee's Relation to Senior Company
                    Indebtedness and Senior Guarantor Indebtedness.........103
      Section 1609. Rights of Holders of Senior Company
                    Indebtedness and Senior Guarantor
                    Indebtedness Not Impaired..............................103

                                                                         Page
                                                                         ----
                               ARTICLE SEVENTEEN

                           MISCELLANEOUS PROVISIONS

      Section 1701. Securities in Foreign Currencies......................104

     SUBORDINATED INDENTURE, dated as of ___________, 1997 (the "Indenture"), among Keystone Financial Mid-Atlantic Funding Corp., a corporation duly organized and existing under the laws of the Commonwealth of Pennsylvania (hereinafter called the "Company"), Keystone Financial, Inc., a corporation duly organized and existing under the laws of the Commonwealth of Pennsylvania (hereinafter called the "Guarantor"), each having its principal executive office at Front and Market Streets, P.O. Box 3660, Harrisburg, Pennsylvania 17105-3660, and Bankers Trust Company, a New York banking corporation (hereinafter called the "Trustee"), having its Corporate Trust Office at 4 Albany Street, New York, New York 10006.

                            RECITALS OF THE COMPANY

     The Company has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of its unsecured and subordinated debentures, notes or other evidences of indebtedness (hereinafter called the "Securities"), unlimited as to principal amount, to bear such rates of interest, to mature at such time or times, to be issued in one or more series and to have such other provisions as shall be fixed as hereinafter provided.

     The Company has duly authorized the execution and delivery of this Indenture and all things necessary to make this Indenture a valid agreement of the Company, in accordance with its terms, have been done.

                           RECITALS OF THE GUARANTOR

     The Guarantor has duly authorized the execution and delivery of this Indenture to provide for the issuance of the Guarantees provided for herein and the endorsement of such Guarantees on the Securities. All things necessary to make this Indenture a valid agreement of the Guarantor, in accordance with its terms, have been done.

     NOW, THEREFORE, THIS INDENTURE WITNESSETH:

     For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Securities or of series thereof, as follows:

                                  ARTICLE ONE

            DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

     Section 101.  Definitions.
                   -----------

     For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

          (1) the terms defined in this Article have the meanings assigned to them in this Article, and include the plural as well as the singular;

          (2) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

          (3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles and, except as otherwise herein expressly provided, the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted at the date of such computation; and

          (4) the words "herein," "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

     Certain terms, used principally in Article Seven, are defined in that Article.

     "Act," when used with respect to any Holders, has the meaning specified in
      ---
Section 104.

     "Additional Amounts" means any additional amounts which are required by a
      ------------------
Security or by or pursuant to a Board Resolution, under circumstances specified therein, to be paid by the Company in respect of certain taxes imposed on certain Holders and which are owing to such Holders.

     "Affiliate" of any specified Person means any other Person directly or
      ---------
indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have the meanings correlative to the foregoing.

     "Authenticating Agent" means any Person authorized by the Trustee pursuant
      --------------------
to Section 714 to act on behalf of the Trustee to authenticate Securities of one or more series.

     "Authorized Newspaper" means a newspaper, in an official language of the
      --------------------
country of publication or in the English language, customarily published on each Business Day, whether or not published on Saturdays, Sundays or holidays, and of general circulation in the place in connection with which the term is used or in the financial community of such place. Where successive publications are required to be made in Authorized Newspapers, the successive publications may be made in the same or in different newspapers in the same city meeting the foregoing requirements and in each case on any Business Day.

     "Banking Subsidiary" means a Subsidiary which is organized as a national
      ------------------
banking association under the laws of the United States or as a bank or trust company under the laws of any State of the United States.

     "Bearer Security" means any Security in the form established pursuant to
      ---------------
Section 201 which is payable to bearer.

     "Board of Directors" means the Board of Directors of the Company or of the
      ------------------
Guarantor, as the case may be, or any committee of such board duly authorized to act hereunder.

     "Board Resolution" means a copy of a resolution certified by the Secretary
      ----------------
or an Assistant Secretary of the Company or of the Guarantor, as the case may be, to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

     "Business Day," form of Securities of any particular series pursuant to the
      ------------
provisions of this Indenture, with respect to the Trustee and any Place of Payment means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions or trust companies in Columbus, Ohio and in that Place of Payment are authorized or obligated by law to close.

     "Commission" means the Securities and Exchange Commission, as from time to
      ----------
time constituted, created under the Securities Exchange Act of 1934, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

     "Company" means the Person named as the "Company" in the first paragraph of
      -------
this instrument until a successor corporation shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor corporation, and any other obligor upon the Securities.

     "Company Request," "Company Order," "Guarantor Request" and "Guarantor
      ---------------    -------------    -----------------       ---------
Order" mean, respectively, a written request or order signed in the name of the
-----
Company or the Guarantor, as the case may be, by the Chairman of the Board of Directors, a Vice Chairman, the President or a Vice President, and by the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary of the Company or the Guarantor, as the case may be, and delivered to the Trustee.

     "Consolidated Banking Assets" means all assets owned directly or indirectly
      ---------------------------
by any Banking Subsidiary and reflected on the Guarantor's consolidated balance sheet prepared in accordance with generally accepted accounting principles.

     "Controlled Subsidiary" means the Company, American Trust Bank, N.A.,
      ---------------------
Keystone National Bank and each Major Constituent Bank if at least 80% of the outstanding shares of its Voting Stock is at the time owned by the Guarantor or by one or more Controlled Subsidiaries of the Guarantor or by the Guarantor and one or more Controlled Subsidiaries.

     "Corporate Trust Office" means the principal office of the Trustee, at
      ----------------------
which at any particular time its corporate trust business shall be administered, which office at the date of original execution of this Indenture is located at 4 Albany Street, New York, New York 10006, Attention: American Trust Bank, N.A., Keystone National Bank.

     "Corporation" includes corporations, associations, companies and business
      -----------
trusts.

     "coupon" means any interest coupon appertaining to a Bearer Security.
      ------

     "Defaulted Interest" has the meaning specified in Section 307.
      ------------------

     "Dollars" or "$" or any similar reference shall mean the currency of the
      -------      -
United States, except as may otherwise be provided in the form of Securities of any particular series pursuant to the provisions of this Indenture.

     "Event of Default" has the meaning specified in Section 601.
      ----------------

     "Guarantee" means an unconditional guarantee of the payment of the
      ---------
Securities by the Guarantor, as more fully described in Article Four.

     "Guarantor" means the Person named as the "Guarantor" in the first
      ---------
paragraph of this instrument until a successor corporation shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Guarantor" shall mean such successor corporation.

     "Holder," when used with respect to any Security, means in the case of a
      ------
Registered Security, the Person in whose name the Security is registered in the Security Register and in the case of a Bearer Security, the bearer thereof and, when used with respect to any coupon, means the bearer thereof.

     "Indenture" means this instrument as defined in the first paragraph hereof
      ---------
and as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof.

     "Interest," when used with respect to an Original Issue Discount Security
      --------
which by its terms bears interest only after Maturity, means interest payable after Maturity, and, when used with respect to a Security which provides for the payment of Additional Amounts pursuant to Section 1104, includes such Additional Amounts.

     "Interest Payment Date" means the Stated Maturity of an installment of
      ---------------------
interest on the applicable Securities.

     "Major Constituent Bank" means any Banking Subsidiary of the Guarantor, the
      ----------------------
Consolidated Banking Assets of which constitute 20% or more of the Guarantor's Consolidated Banking Assets.

     "Maturity," when used with respect to any Security, means the date on which
      --------
the principal of such Security or an installment of principal becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, notice of redemption, request for repayment or otherwise.

     "Officers' Certificate" means a certificate signed by the Chairman of the
      ---------------------
Board, a Vice Chairman, the President or a Vice President, and by the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary of the Company or the Guarantor, as the case may be, and delivered to the Trustee.

      "Opinion of Counsel" means a written opinion of counsel, who may (except
       ------------------
as otherwise expressly provided in this Indenture) be an employee of or counsel for the Company or the Guarantor, as the case may be, or other counsel who shall be reasonably acceptable to the Trustee.

     "Original Issue Discount Security" means a Security issued pursuant to this
      --------------------------------
Indenture which provides for declaration of an amount less than the principal thereof to be due and payable upon acceleration pursuant to Section 602.

     "Outstanding," when used with respect to Securities, means, as of the date
      -----------
of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

     (i) Securities theretofore cancelled by the Trustee or the Security Registrar or received by the Trustee or the Security Registrar for cancellation;

    (ii) Securities for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company or the Guarantor) in trust or set aside and segregated in trust by the Company or the Guarantor (if the Company shall act as its own, or authorize the Guarantor to act as, Paying Agent) for the Holders of such Securities and any coupons thereto appertaining, provided that, if such Securities are to be
                                --------
          redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made; and

   (iii) Securities which have been paid pursuant to Section 306 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities and related Guarantees are valid obligations of the Company and the Guarantor, respectively;

provided, however, that in determining whether the Holders of the requisite
--------  -------
principal amount of Outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder or are present at a meeting of Holders of Securities for quorum purposes, the principal amount of an Original Issue Discount Security that may be counted in making such determination and that shall be deemed to be Outstanding for such purposes shall be equal to the amount of the principal thereof that could be declared to be due and payable pursuant to the terms of such Original Issue Discount Security at the time the taking of such action by the Holders of such requisite principal amount is evidenced to the Trustee as provided in Section 104(a), and, provided
                                                                       --------
further, that Securities owned by the Company, the Guarantor or any other
-------
obligor upon the Securities or any Affiliate of the Company, the Guarantor or such other obligor, shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which the Trustee knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company, the Guarantor or any other obligor upon the Securities or any Affiliate of the Company or such other obligor.

     "Paying Agent" means any Person authorized by the Company to pay the
      ------------
principal of (and premium, if any) or interest on any Securities on behalf of the Company.

     "Person" means any individual, corporation, partnership, joint venture,
      ------
association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

     "Place of Payment," when used with respect to the Securities of any series,
      ----------------
means the place or places where the principal of (and premium, if any) and interest on the Securities of that series are payable as specified as provided pursuant to Section 301(8).

     "Predecessor Security" of any particular Security means every previous
      --------------------
Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 306 in exchange for or in lieu of a lost, destroyed, mutilated or stolen Security or a Security to which a mutilated, destroyed, lost or stolen coupon appertains shall be deemed to evidence the same debt as the lost, destroyed, mutilated or stolen Security or the Security to which a mutilated, destroyed, lost or stolen coupon appertains.

     "Redemption Date," when used with respect to any Security to be redeemed,
      ---------------
means the date fixed for such redemption by or pursuant to this Indenture.

     "Redemption Price," when used with respect to any Security to be redeemed,
      ----------------
means the price at which it is to be redeemed as determined pursuant to the provisions of this Indenture.

     "Registered Security" means any Security established pursuant to Section
      -------------------
201 which is registered in the Security Register.

     "Regular Record Date" for the interest payable on a Registered Security on
      -------------------
any Interest Payment Date means the date, if any, specified in such Security as the "Regular Record Date."

     "Responsible Officer," when used with respect to the Trustee, means any
      -------------------
officer of the Trustee in its Corporate Trust Office and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

     "Security" or "Securities" means any Security or Securities, as the case
      --------      ----------
may be, authenticated and delivered under this Indenture.

     "Security Register" and "Security Registrar" have the respective meanings
      -----------------       ------------------
specified in Section 305.

     "Senior Company Indebtedness" means the principal of and premium, if any,
      ---------------------------
and interest on all indebtedness and other obligations of the Company, whether outstanding at the date hereof or thereafter incurred or created, except such indebtedness or obligations as are by their terms expressly stated to be subordinated in right of payment to, or to rank pari passu with, the Securities
                                                ---- -----
or are identified in a Board Resolution or any indenture supplemental hereto as subordinated in right of payment to, or to rank pari passu with, the Securities.
                                                ---- -----

     "Senior Guarantor Indebtedness" means the principal of and premium, if any,
      -----------------------------
and interest on all indebtedness and other obligations of the Guarantor, whether outstanding at the date hereof or thereafter incurred or created, except such indebtedness or obligations as are by their terms expressly stated to be subordinated in right of payment to, or to rank pari passu with, the Guarantees
                                                ---- -----
or are identified in a Board Resolution or any indenture supplemental hereto as subordinated in right of payment to, or to rank pari passu with, the Guarantees.
                                                ---- -----

     "Special Record Date" for the payment of any Defaulted Interest on the
      -------------------
Registered Securities of any series means a date fixed by the Trustee pursuant to Section 307.

     "Stated Maturity," when used with respect to any Security or any
      ---------------
installment of principal thereof or interest thereon, means the date specified in such Security or a coupon representing such installment of interest as the fixed date on which the principal of such Security or such installment of principal or interest is due and payable.

     "Subsidiary" means any corporation of which at the time of determination
      ----------
the Guarantor and/or one or more Subsidiaries owns or controls directly or indirectly more than 50% of the shares of Voting Stock.

     "Trustee" means the Person named as the "Trustee" in the first paragraph of
      -------
this instrument until a successor Trustee shall have become such with respect to one or more series of Securities pursuant to the applicable provisions of this

Indenture, and thereafter "Trustee" shall mean each Person who is then a Trustee hereunder, and if at any time there is more than one such Person, "Trustee" shall mean each such Person and as used with respect to the Securities of any series shall mean the Trustee with respect to the Securities of that series.

     "Trust Indenture Act" means the Trust Indenture Act of 1939, as amended, as
      -------------------
in force at the date as of which this instrument was executed, except as provided in Section 1005.

     "United States" means the United States of America (including the States
      -------------
and the District of Columbia), its territories and possessions and other areas subject to its jurisdiction.

     "United States Alien" means any Person who, for United States Federal
      -------------------
income tax purposes, is a foreign corporation, a non-resident alien individual, a non-resident alien fiduciary of a foreign estate or trust, or a foreign partnership one or more of the members of which is, for United States Federal income tax purposes, a foreign corporation, a non-resident alien individual or a non-resident alien fiduciary of a foreign estate or trust.

     "U.S. Depository" or "Depository" means, with respect to the Securities of
      ---------------      ----------
any series issuable or issued in whole or in part in the form of one or more global Securities, the Person designated as U.S. Depository by the Company pursuant to Section 301, which must be a clearing agency registered under the Securities Exchange Act of 1934, as amended, and, if so provided pursuant to
Section 301 with respect to the Securities of any series, any successor to such Person. If at any time there is more than one such Person, "U.S. Depository" shall mean, with respect to any series of Securities, the qualifying entity which has been appointed with respect to the Securities of that series.

     "Vice President," when used with respect to the Company, the Guarantor or
      --------------
the Trustee, means any vice president, whether or not designated by a number or a word or words added before or after the title "Vice President."

     "Voting Stock" means stock of the class or classes having general voting
      ------------
power under ordinary circumstances to elect at least a majority of the board of directors, managers or trustees of such corporation provided that, for the
                                                    --------
purposes hereof, stock which carries only the right to vote conditionally on the happening of an event shall not be considered voting stock whether or not such event shall have happened.

     Section 102.  Compliance Certificates and Opinions.
                   ------------------------------------

     Upon any application or request by the Company or the Guarantor to the Trustee to take any action under any provision of this Indenture, the Company or the Guarantor, as the case may be, shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

     Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

          (1) a statement that each individual signing such certificate or opinion has read such condition or covenant and the definitions herein relating thereto;

          (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

          (3) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such condition or covenant has been complied with; and

          (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

     Section 103.  Form of Documents Delivered to Trustee.
                   --------------------------------------

     In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

     Any certificate or opinion of an officer of the Company or the Guarantor may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company or the Guarantor, as the case may be, stating that the information with respect to such factual matters is in the possession of the Company or the Guarantor, as the case may be, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

     Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument

     Section 104.  Acts of Holders.
                   ---------------

     (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by agent duly appointed in writing. If, but only if, Securities of a series are issuable as Bearer Securities, any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders of Securities of such series may, alternatively, be embodied in and evidenced by the record of Holders of Securities of such series voting in favor thereof, either in person or by proxies duly appointed in writing, at any meeting of Holders of Securities of such series duly called and held in accordance with the provisions of Article Fifteen, or a combination of such instruments and any such record. Except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments or record or both are delivered to the Trustee and, where it is hereby expressly required, to the Company and the Guarantor. Such instrument or instruments and any such record (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments and so voting at any such meeting. Proof of execution of any such instrument or of a writing appointing any such agent, or of the holding by any Person of a Security, shall be sufficient for any purpose of this Indenture and (subject to Section 701) conclusive in favor of the Trustee and the Company and any agent of the Trustee or the Company and the Guarantor, if made in the manner provided in this Section. The record of any meeting of Holders of Securities shall be proved in the manner provided in Section 1506.

     Without limiting the generality of this Section 104, unless otherwise established in or pursuant to a Board Resolution or set forth or determined in an Officers' Certificate, or established in one or more indentures supplemental hereto, pursuant to Section 301, a Holder, including a U.S. Depository that is a Holder of a global Security, may make, give or take, by a proxy, or proxies, duly appointed in writing, any request, demand, authorization, direction, notice, consent, waiver or other action provided in this Indenture to be made, given or taken by Holders, and a U.S. Depository that is a Holder of a global Security may provide its proxy or proxies to the beneficial owners of interests in any such global Security through such U.S. Depository's standing instructions and customary practices.

     The Trustee shall fix a record date for the purpose of determining the Persons who are beneficial owners of interest in any permanent global Security held by a U.S. Depository entitled under the procedures of such U.S. Depository to make, give or take, by a proxy or proxies duly appointed in writing, any request, demand, authorization, direction, notice, consent, waiver or other action provided in this Indenture to be made, given or taken by Holders. If such a record date is fixed, the Holders on such record date or their duly appointed proxy or proxies, and only such Persons, shall be entitled to make, give or take such request, demand, authorization direction, notice, consent, waiver or other action, whether or not such Holders remain Holders after such record date. No such request, demand, authorization, direction, notice, consent, waiver or other action shall be valid or effective if made, given or taken more than 90 days after such record date.

     (b) The fact and date of the execution by any Person of any such instrument or writing may be proved in any reasonable manner which the Trustee deems sufficient and in accordance with such reasonable rules as the Trustee may determine; and the Trustee may in any instance require further proof with respect to any of the matters referred to in this Section.

     (c) The ownership of Registered Securities and the principal amount and serial numbers of Registered Securities held by any Person, and the date of holding the same, shall be proved by the Security Register.

     (d) The principal amount and serial numbers of Bearer Securities held by any Person, and the date of holding the same, may be proved by the production of such Bearer Securities or by a certificate executed, as depositary, by any trust company, bank, banker or other depositary reasonably acceptable to the Company and the Guarantor, wherever situated, if such certificate shall be deemed by the Trustee to be satisfactory, showing that at the date therein mentioned such Person had on deposit with such depositary, or exhibited to it, the Bearer Securities therein described; or such facts may be proved by the certificate or affidavit of the Person holding such Bearer Securities, if such certificate or affidavit is deemed by the Trustee to be satisfactory. The Trustee, the Company and the Guarantor may assume that such ownership of any Bearer Security continues until
(1) another certificate or affidavit bearing a later date issued in respect of the same Bearer Security is produced, or (2) such Bearer Security is produced to the Trustee by some other Person or (3) such Bearer Security is surrendered in exchange for a Registered Security, or (4) such Bearer Security is no longer Outstanding. The Principal amount and serial numbers of Bearer Securities held by the Person so executing such instrument or writing and the date of holding the same may also be proved in any other manner which the Trustee deems sufficient.

     (e) If the Company or the Guarantor shall solicit from the Holders of any Registered Securities any request, demand, authorization, direction, notice, consent, waiver or other Act, the Company or the Guarantor, as the case may be, may at their option, by Board Resolutions, fix in advance a record date for the determination of Holders of Registered Securities entitled to give such request, demand, authorization, direction, notice, consent, waiver or other Act, but the Company or the Guarantor shall have no obligation to do so. If such a record date is fixed, such request, demand, authorization, direction, notice, consent, waiver or other Act may be given before or after such record date, but only the Holders of Registered Securities of record at the close of business on such record date shall be deemed to be Holders for the purposes of determining whether Holders of the requisite proportion of Outstanding Securities have authorized or agreed or consented to such request, demand, authorization, direction, notice, consent, waiver or other Act, and for that purpose the Outstanding Securities shall be deemed effective unless it shall become effective pursuant to the provisions of this Indenture not later than six months after the record date.

     (f) Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done or suffered to be done by the Trustee, any Security Registrar, any Paying Agent, the Company or the Guarantor in reliance thereon, whether or not notation of such action is made upon such Security.

     Section 105.  Notices, etc. to Trustee, Company and
                   -------------------------------------
                   Guarantor.
                   ---------

     Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

          (1) the Trustee by any Holder or by the Company or the Guarantor shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office, or

          (2) the Company or the Guarantor by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to the Company or the Guarantor, as the case may be, addressed to the attention of its Treasurer at the address of its principal office specified in the first paragraph of this instrument or at any other address previously furnished in writing to the Trustee by the Company or the Guarantor, as the case may be.

     Section 106.  Notice to Holders of Securities; Waiver.
                   ---------------------------------------

     Except as otherwise expressly provided herein or in the form of Securities of any particular series pursuant to the provisions of this Indenture, where this Indenture provides for notice to Holders of Securities of any event.

          (1) such notice shall be sufficiently given to Holders of Registered Securities if in writing and mailed, first-class postage prepaid, to each Holder of a Registered Security affected by such event, at his address as it appears in the Security Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such Notice; and

          (2) such notice shall be sufficiently given to Holders of Bearer Securities, if any, if published in an Authorized Newspaper in The City of New York and, if the Securities of such series are then listed on any stock exchange outside the United States, in an Authorized Newspaper in such city as the Company shall advise the Trustee that such stock exchange so requires, on a Business Day at least twice, the first such publication to be not earlier than the earliest date and not later than the latest date prescribed for the giving of such notice.

     In any case where notice to Holders of Registered Securities is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder of a Registered Security shall affect the sufficiency of such notice with respect to other Holders of Registered Securities or the sufficiency of any notice to Holders of Bearer Securities given as provided herein. Any notice which is mailed in the manner herein provided shall be conclusively presumed to have been duly given or provided. In the case of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.

     In case of the suspension of publication of any Authorized Newspaper or Authorized Newspapers or by reason of any other cause it shall be impracticable to publish any notice to Holders of Bearer Securities as provided above, then such notification to Holders of Bearer Securities with the approval of the Trustee shall constitute sufficient notice to such Holders for every purpose hereunder. Neither failure to give notice by publication to Holders of Bearer Securities as provided above, nor any defect in any notice so published, shall affect the sufficiency of any notice mailed to Holders of Registered Securities as provided above.

     Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders of Securities shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

     Section 107.  Language of Notices.
                   -------------------

     Any request, demand, authorization, direction, notice, consent, election or waiver required or permitted under this Indenture shall be in the English language, except that, if the Company or the Guarantor so elects, any published notice may be in an official language of the country of publication.

     Section 108.  Conflict with Trust Indenture Act.
                   ---------------------------------

     If any provision hereof limits, qualifies or conflicts with another provision hereof which is required to be included in this Indenture by any of the provisions of the Trust Indenture Act, such required provisions shall control.

     Section 109.  Effect of Headings and Table of Contents.
                   ----------------------------------------

     The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

     Section 110.  Successors and Assigns.
                   ----------------------

     All covenants and agreements in this Indenture by the Company and the Guarantor shall bind their respective successors and assigns, whether so expressed or not.

     Section 111.  Separability Clause.
                   -------------------

     In case any provision in this Indenture or in the Securities or coupons or the Guarantees shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

     Section 112.  Benefits of Indenture.
                   ---------------------

     Nothing in this Indenture or in the Securities or coupons or the Guarantees, express or implied, shall give to any Person, other than the parties hereto, any Security Registrar, any Paying Agent and their successors hereunder and the Holders of Securities or coupons, any benefit or any legal or equitable right, remedy or claim under this Indenture.

     Section 113.  Governing Law.
                   -------------

     This Indenture and the Securities and coupons and the Guarantees shall be governed by and construed in accordance with the laws of the State of New York.

     Section 114.  Legal Holidays.
                   --------------

     In any case where any Interest Payment Date, Redemption Date or Stated Maturity of any Security shall not be a Business Day at the Corporate Trust Office and any Place of Payment, then (notwithstanding any other provision of this Indenture or the Securities or coupons other than a provision in the Securities which specifically states that such provision shall apply in lieu of this Section) payment of interest or any Additional Amounts or principal (and premium, if any) need not be made at such Place of Payment on such date, but may be made on the next succeeding Business Day at such Place of Payment with the same force and effect as if made on the Interest Payment Date or Redemption Date, or at the Stated Maturity, and no interest shall accrue on the amount so payable for the period from and after such Interest Payment Date, Redemption Date or Stated Maturity, as the case may be.

                                  ARTICLE TWO

                       FORMS OF SECURITIES AND GUARANTEES

     Section 201.  Forms Generally.
                   ---------------

     The Registered Securities, if any, of each series and the Bearer Securities, if any, of each series and related coupons, if any, the Guarantees relating thereto, and temporary global Securities, if any, shall be in the form established by or pursuant to a Board Resolution or in one or more indentures supplemental hereto, shall have appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture or any indenture supplemental hereto and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may, consistently herewith, be determined by the officers executing such Securities or Guarantees, as evidenced by their execution of such Securities.

     Unless otherwise provided as contemplated by Section 301 with respect to any series of Securities, the Securities of each series shall be issuable in registered form without coupons. If so provided as contemplated by Section 301, the Securities of a series also shall be issuable in bearer form, with or without interest coupons attached.

     The definitive Securities and coupons shall be printed, lithographed or engraved or produced by any combination of these methods on a steel engraved border or steel engraved borders or may be produced in any other manner, all as determined by the officers of the Company executing such Securities, as evidenced by their execution of such Securities or coupons.

     Section 202.  Form of Trustee's Certificate of
                   --------------------------------
                   Authentication.
                   --------------

     The form of the Trustee's Certificate of Authentication shall be as follows:

     This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

                                    BANKERS TRUST COMPANY,
                                    as Trustee

                                    By__________________________
                                         Authorized Signatory

     Section 203.  Securities in Global Form.
                   -------------------------

     If Securities of a series are issuable in global form, any such Security may provide that it shall represent the aggregate amount of Outstanding Securities from time to time endorsed thereon and may also provide that the aggregate amount of Outstanding Securities represented thereby may from time to time be reduced to reflect exchanges. Any endorsement of a Security in global form to reflect the amount, or any increase or decrease in the amount or changes in the rights of Holders of Outstanding Securities represented thereby shall be made in such manner and by such Person or Persons as shall be specified therein. Any instructions by the Company with respect to a Security in global form shall be in writing but need not comply with Section 102.


                                 ARTICLE THREE

                                 THE SECURITIES

     Section 301.  Amount Unlimited; Issuable in Series.
                   ------------------------------------

     The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited.

     The Securities may be issued in one or more series. There shall be established in or pursuant to a Board Resolution, and set forth in an Officers' Certificate, or established in one or more indentures supplemental hereto:

          (1) the title of the Securities and the series in which such Securities shall be included;

          (2) any limit upon the aggregate principal amount of the Securities of such title or the Securities of such series which may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration or transfer of, or in exchange for, or in lieu of, other Securities of the series pursuant to Section 304, 305, 306, 1006 or 1207);

          (3) whether Securities of the series are to be issuable as Registered Securities, Bearer Securities (with or without coupons) or both; any restrictions applicable to the offer, sale or delivery of Bearer Securities and the terms upon which Bearer Securities of the series may be exchanged for Registered Securities of the series and vice versa; and whether any Securities of the series are to be issuable initially in global form and, if so, (i) whether beneficial owners of interests in any such global Security may exchange such interest for Securities of such series and of like tenor of any authorized form and denomination and the circumstances under which any such exchanges may occur, if other than in the manner specified in Section 305 and (ii) the name of the depository or the U.S. Depository, as the case may be, with respect to any global Security;

          (4) the date as of which any Bearer Securities of the series and any temporary global Security representing Outstanding Securities of the series shall be dated if other than the date of original issuance of the first Security of the series to be issued;

          (5) if Securities of the series are to be issuable as Bearer Securities, whether interest in respect of any portion of a temporary Bearer Security in global form (representing all of the Outstanding Bearer Securities of the series) payable in respect of an Interest Payment Date prior to the exchange of such temporary Bearer Security for definitive Securities of the series shall be paid to any clearing organization with respect to the portion of such temporary Bearer Security held for its account and, in such event, the terms and conditions (including any certification requirements) upon which any such interest payment received by a clearing organization will be credited to the Persons entitled to interest payable on such Interest Payment Date;

          (6) the date or dates on which the principal of such Securities is payable;

          (7) the rate or rates at which such Securities shall bear interest, if any, or method in which such rate or rates are determined, the date or dates from which such interest shall accrue, the Interest Payment Dates on which such interest shall be payable and the Regular Record Date for the interest payable on Registered Securities on any Interest Payment Date, whether and under what circumstances Additional Amounts on such securities shall be payable in respect of specified taxes, assessments or other governmental charges withheld or deducted and, if so, whether the Company has the option to redeem the affected Securities rather than pay such Additional Amounts, and the basis upon which interest shall be calculated if other than that of a 360-day year of twelve 30-day months;

          (8) the place or places, if any, in addition to or other than the Borough of Manhattan, The City of New York, where the principal of (and premium, if any) and interest on or Additional Amounts, if any, payable in respect of such Securities shall be payable;

          (9) the period or periods within which, the price or prices at which and the terms and conditions upon which such

     Securities may be redeemed, in whole or in part, at the option of the Company;

          (10) the obligation, if any, of the Company to redeem or purchase such Securities pursuant to any sinking fund or at the option of a Holder thereof and the period or periods within which, the price or prices at which and the terms and conditions upon which such Securities shall be redeemed or purchased, in whole or in part, pursuant to such obligation, and any provisions for the remarketing of such Securities;

          (11) the denominations in which Registered Securities of the series, if any, shall be issuable if other than denominations of $1,000 and any integral multiple thereof, and the denominations in which Bearer Securities of the series, if any, shall be issuable if other than the denomination of $5,000;

          (12) if other than the principal amount thereof, the portion of the principal amount of such Securities which shall be payable upon declaration of acceleration of the Maturity thereof pursuant to Section 602;

          (13) if other than such coin or currency of the United States of America as at the time of payment is legal tender for payment of public or private debts, the coin or currency, including composite currencies, in which payment of the principal of (and premium, if any) or interest, if any, on any Additional Amounts in respect of such Securities shall be payable;

          (14) if the principal of (and premium, if any) or interest, if any, on any Additional Amounts in respect of such Securities are to be payable, at the election of the Company or a Holder thereof, in a coin or currency, including composite currencies, other than that in which the Securities are stated to be payable, the period or periods within which, and the terms and conditions upon which, such election may be made;

          (15) if the amount of payments of principal of (and premium, if any) or interest, if any, on any Additional Amounts in respect of such Securities may be determined with reference to an index, formula or other method based on a coin or currency other than that in which the Securities are stated to be payable, the manner in which such amounts shall be determined;

          (16) if the Securities of such series are to be issuable in definitive form (whether upon original issue or upon exchange of a temporary Security of such series) only upon receipt of certain certificates or other documents or satisfaction of other conditions, then the form and terms of such certificates, documents or conditions;

          (17) any Events of Default with respect to the Securities of such series, and the remedies with respect thereto, if not set forth herein; and

          (18) any other terms of such Securities (which terms shall not be inconsistent with the provisions of this Indenture).

     All Securities of any one series and coupons appertaining to Bearer Securities of such series, if any, shall be substantially identical except as to denomination and the rate or rates of interest, if any, and Stated Maturity, the date from which interest, if any, shall accrue and except as may otherwise be provided in or pursuant to such Board Resolution and set forth in such Officers' Certificate or in any such indenture supplemental hereto. All Securities of any one series need not be issued at the same time and, unless otherwise provided, a series may be reopened for issuances of additional Securities of such series.

     If any of the terms of the Securities of any series were established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Officers' Certificate setting forth the terms of such series.

     Section 302.  Denominations.
                   -------------

     Unless other denominations and amounts may from time to time be fixed by or pursuant to a Board Resolution, the Registered Securities of each series if any, shall be issuable in registered form without coupons in denominations of $1,000 and any integral multiple thereof, and the Bearer Securities of each series, if any, shall be issuable in the denomination of $5,000, or in such other denominations and amounts as may from time to time be fixed by or pursuant to a Board Resolution.

     Section 303.  Execution, Authentication, Delivery
                   -----------------------------------
                   and Dating.
                   ----------

     The Securities shall be executed on behalf of the Company by its Chairman of the Board, one of its Vice Chairmen, its President or one of its Vice Presidents under its corporate seal reproduced thereon and attested by its Secretary or one of its Assistant Secretaries. The signature of any of these officers on the Securities may be manual or facsimile. Coupons shall bear the facsimile signature of the Treasurer or any Assistant Treasurer of the Company.

     Securities and coupons bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

     At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities of any series, together with any coupons appertaining thereto, executed by the Company, with Guarantees endorsed thereon executed by the Guarantor, to the Trustee for authentication, together with the Board Resolution and Officers' Certificate or supplemental indenture with respect to such Securities referred to in Section 301 and a Company Order for the authentication and delivery of such Securities, and the Trustee in accordance with the Company Order and subject to the provisions hereof shall authenticate and deliver such Securities. In authenticating such Securities, and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee shall be entitled to receive, and (subject to Section 701) shall be fully protected in relying upon, an Opinion of Counsel stating:

     (a) that the form and terms of such Securities and coupons, if any, have been established in conformity with the provisions of this Indenture;

     (b) that all conditions precedent to the authentication and delivery of such Securities together with the coupons, if any, appertaining thereto, have been complied with and that such Securities, and coupons, when authenticated and delivered by the Trustee and issued by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute legally valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally, and subject to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law); such Opinion of Counsel need express no opinion as to the availability of equitable remedies;

     (c) that all laws and requirements in respect of the execution and delivery by the Company of such Securities and coupons, if any, have been complied with; and

     (d) such other matters as the Trustee may reasonably request.

     The Trustee shall not be required to authenticate such Securities if the issue of such Securities pursuant to this

Indenture will affect the Trustee's own rights, duties or immunities under the Securities and this Indenture or otherwise in a manner which is not reasonably acceptable to the Trustee or if the Trustee, being advised by counsel, determines that such action may not lawfully be taken.

     Each Registered Security shall be dated the date of its authentication. Each Bearer Security and any temporary Bearer Security in global form shall be dated as of the date specified as contemplated by Section 301.

     No Security or coupon appertaining thereto shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose, unless there appears on such Security a certificate of authentication substantially in the form provided for in Section 202 or 714 executed by or on behalf of the Trustee by the manual signature of one of its authorized signatories, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder. Except as permitted by Section 306 or 307, the Trustee shall not authenticate and deliver any Bearer Security unless all appurtenant coupons for interest then matured have been detached and cancelled.

     Section 304.  Temporary Securities.
                   --------------------

     Pending the preparation of definitive Securities of any series, the Company may execute and deliver to the Trustee, and upon Company Order the Trustee shall authenticate and deliver, in the manner provided in Section 303, temporary Securities (having Guarantees duly endorsed thereon) of such series which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued, in registered form, or, if authorized, in bearer form with one or more coupons or without coupons and with such appropriate insertions, omissions, substitutions and other variations as the officers of the Company executing such Securities may determine, as evidenced by their execution of such Securities. In the case of Bearer Securities of any series, such temporary Securities may be in global form, representing all of the Outstanding Bearer Securities of such series.

     Except in the case of temporary Securities in global form, which shall be exchanged in accordance with the provisions thereof, if temporary Securities of any series are issued, the Company will cause definitive Securities of that series to be prepared without unreasonable delay. After the preparation of definitive Securities, the temporary Securities of such series shall be exchangeable upon request for definitive Securities of such series containing identical terms and provisions upon surrender of the temporary Securities of such series at an office or agency of the Company or the Guarantor maintained for such purpose pursuant to Section 1102, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities of any series (accompanied by any unmatured coupons appertaining thereto) the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a like principal amount of definitive Securities (having Guarantees duly endorsed thereon) of authorized denominations of the same series containing identical terms and provisions; provided, however, that no definitive Bearer Security, except as
            --------  -------
provided pursuant to Section 301, shall be delivered in exchange for a temporary Registered Security; and provided, further, that a definitive Bearer Security
                         --------  -------
shall be delivered in exchange for a temporary Bearer Security only in compliance with the conditions set forth therein. Unless otherwise specified as contemplated by Section 301 with respect to a temporary global Security, until so exchanged the temporary Securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of such series.

     Section 305.  Registration, Transfer and Exchange.
                   -----------------------------------

     With respect to the Registered Securities of each series, if any, the Company shall cause to be kept, at an office or agency of the Company or the Guarantor maintained pursuant to Section 1102, a register (herein sometimes referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Company or the Guarantor shall provide for the registration of the Registered Securities of each series and of transfers of the Registered Securities of each series. Unless otherwise specified in or pursuant to this Indenture or the Securities, the Trustee shall be the initial Security Registrar for each series of Securities. The Issuer shall have the right to remove and replace from time to time the Security Registrar for any series of Securities; provided that no such removal or replacement shall be effective until a successor Security Registrar with respect to such series of Securities shall have been appointed by the Issuer and shall have accepted such appointment by the Issuer. In the event that the Trustee shall not be or shall cease to be Security Registrar with respect to a series of Securities, it shall have the right to examine the Security Register for such series at all reasonable times. There shall be only one Security Register for each series of Securities.

     Upon surrender for registration of transfer of any Registered Security of any series at any office or agency of the Company or the Guarantor maintained for that series pursuant to Section 1102, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Registered Securities (having Guarantees duly endorsed thereon) of the same series of any authorized denominations, of a like aggregate principal amount bearing a number not contemporaneously outstanding and containing identical terms and provisions.

     At the option of the Holder, Registered Securities of any series may be exchanged for other Registered Securities of the same series containing identical terms and provisions, in any authorized denominations, and of a like aggregate principal amount, upon surrender of the Securities to be exchanged at any such office or agency. Whenever any Registered Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Registered Securities (having Guarantees duly endorsed thereon) which the Holder making the exchange is entitled to receive.

     If so provided with respect to Securities of a series, at the option of the Holder, Bearer Securities of any such series may be exchanged for Registered Securities of the same series containing identical terms and provisions, of any authorized denominations and aggregate principal amount, upon surrender of the Bearer Securities to be exchanged at any such office or agency, with all unmatured coupons and all matured coupons in default thereto appertaining. If the Holder of a Bearer Security is unable to produce any such unmatured coupon or coupons or matured coupon or coupons in default, such exchange may be effected if the Bearer Securities are accompanied by payment in funds acceptable to the Company and the Trustee in an amount equal to the face amount of such missing coupon or coupons, or the surrender of such missing coupon or coupons may be waived by the Company and the Trustee if there is furnished to them such security or indemnity as they may require to save each of them and any Paying Agent harmless. If thereafter the Holder of such Security shall surrender to any Paying Agent any such missing coupon in respect of which such a payment shall have been made, such Holder shall be entitled to receive the amount of such payment; provided, however, that, except as otherwise provided in Section
              --------  -------
1102, interest represented by coupons shall be payable only upon presentation and surrender of those coupons at an office or agency located outside the United States. Notwithstanding the foregoing, in case a Bearer Security of any series is surrendered at any such office or agency in exchange for a Registered Security of the same series and like tenor after the close of business at such office or agency on (i) any Regular Record Date and before the opening of business at such office or agency on the relevant Interest Payment Date, or (ii) any Special Record Date and before the opening of business at such office or agency on the related date for payment of Defaulted Interest, such Bearer Security shall be surrendered without the coupon relating to such Interest Payment Date or proposed date of payment, as the case may be (or, if such coupon is so surrendered with such Bearer Security, such coupon shall be returned to the person so surrendering the Bearer Security), and interest or

Defaulted Interest, as the case may be, will not be payable on such Interest Payment Date or proposed date for payment, as the case may be, in respect of the Registered Security issued in exchange for such Bearer Security, but will be payable only to the Holder of such coupon when due in accordance with the provisions of this Indenture.

     If expressly provided with respect to the Securities of any series, at the option of the Holder, Registered Securities of such series may be exchanged for Bearer Securities upon such terms and conditions as may be provided with respect to such series.

     Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities (having Guarantees duly endorsed thereon) which the Holder making the exchange is entitled to receive.

     Notwithstanding the foregoing, except as otherwise specified as contemplated by Section 301, any global Security shall be exchangeable only if
(i) the Securities Depository is at any time unwilling or unable to continue as Securities Depository and a successor depository is not appointed by the Company within 60 days, (ii) the Company executes and delivers to the Trustee a Company Order to the effect that such global Security shall be so exchangeable, or (iii) an Event of Default has occurred and is continuing with respect to the Securities. If the beneficial owners of interests in a global Security are entitled to exchange such interests for Securities of such series and of like tenor and principal amount of any authorized form and denomination, as specified as contemplated by Section 301, then without unnecessary delay but in any event not later than the earliest date on which such interests may be so exchanged, the Company shall deliver to the Trustee definitive Securities of that series (having Guarantees duly endorsed thereon) in aggregate principal amount equal to the principal amount of such global Security, executed by the Company. On or after the earliest date on which such interests may be so exchanged, such global Securities shall be surrendered from time to time by the U.S. Depository or such other depository as shall be specified in the Company Order with respect thereto, and in accordance with instructions given to the Trustee and the U.S. Depository or such depository, as the case may be, which instructions shall be in writing but need not comply with Section 102 or be accompanied by an Opinion of Counsel), as shall be specified in the Company Order with respect thereto to the Trustee, as the Company's agent for such purpose, to be exchanged, in whole or in part, for definitive Securities of the same series without charge. The Trustee shall authenticate and make available for delivery, in exchange for each portion of such surrendered global Security, a like aggregate principal amount of definitive Securities of the same series of authorized denominations and of like tenor as the portion of such global Security to be exchanged which (unless the Securities of the series are not issuable both as Bearer Securities and as Registered Securities, in which case the definitive Securities exchanged for the global Security shall be issuable only in the form in which the Securities are issuable, as specified as contemplated by Section 301) shall be in the form of Bearer Securities or Registered Securities, or any combination thereof, as shall be specified by the beneficial owner thereof; provided, however, that no such
                                              --------  -------
exchanges may occur during a period beginning at the opening of business 15 days before any selection of Securities of that series is to be redeemed and ending on the relevant Redemption Date; and provided, further, that (unless otherwise
                                     --------  -------
specified as contemplated by Section 301) no Bearer Security delivered in exchange for a portion of a global Security shall be mailed or otherwise delivered to any location in the United States. Promptly following any such exchange in part, such global Security shall be returned by the Trustee to such depository or the U.S. Depository, as the case may he, or such other depository or U.S. Depository referred to above in accordance with the instructions of the Company referred to above. If a Registered Security is issued in exchange for any portion of a global Security after the close of business at the office or agency where such exchange occurs on (i) any Regular Record Date and before the opening of business at such office or agency on the relevant Interest Payment Date, or (ii) any Special Record Date and before the opening of business at such office or agency on the related proposed date for payment of interest or Defaulted Interest, as the case may be, interest will not be payable on such Interest Payment Date or proposed date for payment, as the case may be, in respect of such Registered Security, but will be payable on such Interest Payment Date or proposed date for payment, as the case may be, only to the Person to whom interest in respect of such portion of such global Security is payable in accordance with the provisions of this Indenture.

     All Securities and the Guarantees endorsed thereon issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company and the Guarantor, respectively, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities and the Guarantees endorsed thereon surrendered upon such registration of transfer or exchange.

     Every Registered Security presented or surrendered for registration of transfer or for exchange or redemption shall (if so required by the Company or the Security Registrar for such series of Security presented) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and such Security Registrar duly executed by the Holder thereof or his attorney duly authorized in writing.

     No service charge shall be made for any registration of transfer or exchange, or redemption of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 304, 1006 or 1207 not involving any transfer.

     The Company shall not be required (i) to issue, register the transfer of or exchange any Securities of any series during a period beginning at the opening of business 15 days before the day of the selection for redemption of Securities of that series under Section 1203 and ending at the close of business on the day of such selection, or (ii) to register the transfer of or exchange any Registered Security so selected for redemption in whole or in part, except in the case of any Security to be redeemed in part, the portion thereof not to be redeemed, or (iii) to exchange any Bearer Security so selected for redemption except, to the extent provided with respect to Securities of a series, that such a Bearer Security may be exchanged for a Registered Security of that series, provided that such Registered Security shall be immediately surrendered for
--------
redemption with written instruction for payment consistent with the provisions of this Indenture.

     Section 306.  Mutilated, Destroyed, Lost and Stolen
                   -------------------------------------
                   Securities.
                   ----------

     If any mutilated Security or a Security with a mutilated coupon appertaining to it is surrendered to the Trustee, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Security (having a Guarantee duly endorsed thereon) of the same series containing identical terms and of like principal amount and bearing a number not contemporaneously outstanding, with coupons corresponding to the coupons, if any, appertaining to the surrendered Security.

     If there be delivered to the Company, the Guarantor and to the Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any Security or coupon, and (ii) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Company, the Guarantor or the Trustee that such Security or coupon has been acquired by a bona fide purchaser, the Company shall execute and upon its request the Trustee shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Security or in exchange for the Security to which a destroyed, lost or stolen coupon appertains with all appurtenant coupons not destroyed, lost or stolen), a new Security (having a Guarantee duly endorsed thereon) of the same series containing identical terms and of like principal amount and bearing a number not contemporaneously outstanding, with coupons corresponding to the coupons, if any, appertaining to such destroyed, lost or stolen Security or to the Security to which such destroyed, lost or stolen coupon appertains.

     In case any such mutilated, destroyed, lost or stolen Security or coupon has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security or coupon; provided,
                                                                     --------
however, that payment of principal of (and premium, if any) and any interest on
-------
Bearer Securities shall, except as otherwise provided in Section 1102, be payable only at an office or agency located outside the United States and, unless otherwise specified as contemplated by Section 301, any interest on Bearer Securities shall be payable only upon presentation and surrender of the coupons appertaining thereto.

     Upon the issuance of any new Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

     Every new Security of any series, with its coupons, if any, issued pursuant to this Section in lieu of any destroyed, lost or stolen Security and its coupons, if any, or the destroyed, lost or stolen coupon shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities of that series, their coupons, if any, and Guarantees duly issued hereunder.

     The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities or coupons.

     Section 307.  Payment of Interest; Interest Rights
                   ------------------------------------
                   Preserved.
                   ---------

     Interest on any Registered Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall, if so provided in such Security, be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered as of the close of business on the Regular Record Date for such interest. In case a Bearer Security of any series is surrendered in exchange for a Registered Security of such series after the close of business (at an office or agency in a Place of Payment for such series) on any Regular Record Date and before the opening of business (at such office or agency) on the next succeeding Interest Payment Date, such Bearer Security shall be surrendered without the coupon relating to such

Interest Payment Date and interest will not be payable on such Interest Payment Date in respect of the Registered Security issued in exchange of such Bearer Security, but will be payable only to the Holder of such coupon when due in accordance with the provisions of this Indenture.

     Any interest on any Registered Security of any series which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date for such Registered Security (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder; and such Defaulted Interest may be paid by the Company or the Guarantor, at its election in each case, as provided in Clause
(1) or (2) below:

          (1) The Company or the Guarantor may elect to make payment of any Defaulted Interest to the Persons in whose names the Registered Securities affected (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company or the Guarantor shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each such Registered Security and the date of the proposed payment, and at the same time the Company or the Guarantor, as the case may be, shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this Clause provided and the Company shall provide or cause to be provided to the Trustee a current list of the names and addresses of the Holders of the Registered Securities. Thereupon, the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company or the Guarantor, as the case may be, of such Special Record Date and, in the name and at the expense of the Company or the Guarantor, as the case may be, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder of such Registered Securities at his address as it appears in the Security Register not less than 10 days prior to such Special Record Date. The Trustee may, in its discretion, in the name and at the expense of the Company or the Guarantor, as the case may be, cause a similar notice to be published at least once in an Authorized Newspaper, customarily published in the English language on each Business Day and of general circulation in the Borough of Manhattan, The City of New York, but such publication shall not be a condition precedent to the establishment of such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been mailed as aforesaid, such Defaulted Interest shall be paid to the Persons in whose names such Registered Securities (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following Clause (2). In case a Bearer Security of any series is surrendered at the office or agency in a Place of Payment for such series in exchange for a Registered Security of such series after the close of business at such office or agency on any Special Record Date and before the opening of business at such office or agency on the related proposed date for payment of Defaulted Interest, such Bearer Security shall be surrendered without the coupon relating to such proposed date of payment and Defaulted Interest will not be payable on such proposed date of payment in respect of the Registered Security issued in exchange for such Bearer Security, but will be payable only to the Holder of such coupon when due in accordance with the provisions of this Indenture.

          (2) The Company or the Guarantor may make payment of any Defaulted Interest in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company or the Guarantor to the Trustee of the proposed payment pursuant to this Clause, such payment shall be deemed practicable by the Trustee.

     At the option of the Company, interest on Registered Securities of any series that bear interest may be paid by mailing a check to the address of the person entitled thereto as such address shall appear in the Security Register.

     Subject to the foregoing provisions of this Section and Section 305, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

     Section 308.  Persons Deemed Owners.
                   ---------------------

     Prior to due presentment of a Registered Security for registration of transfer, the Company, the Guarantor, the Trustee and any agent of the Company or the Guarantor or the Trustee may treat the Person in whose name such Registered Security is registered as the owner of such Registered Security for the purpose of receiving payment of principal of (and premium, if any), and (subject to Sections 305 and 307) interest on and Additional Amounts with respect to, such Registered Security and for all other purposes whatsoever, whether or not such Registered Security be overdue, and neither the Company, the Guarantor, the Trustee nor any agent of the Company or the Guarantor or the Trustee shall be affected by notice to the contrary.

     The Company, the Guarantor, the Trustee and any agent of the Company or the Guarantor or the Trustee may treat the bearer of any Bearer Security and the bearer of any coupon as the absolute owner of such Security or coupon for the purpose of receiving payment thereof or on account thereof and for all other purposes whatsoever, whether or not such Security or coupon be overdue, and neither the Company, the Guarantor, the Trustee nor any agent of the Company or the Guarantor or the Trustee shall be affected by notice to the contrary.

     Section 309.  Cancellation.
                   ------------

     All Securities and coupons surrendered for payment, redemption, registration of transfer or exchange or for credit against any sinking fund payment shall, if surrendered to any Person other than the Trustee or the Security Registrar, be delivered to the Trustee or the Security Registrar, and any such Securities and coupons and Securities and coupons surrendered directly to the Trustee or the Security Registrar for any such purpose shall be promptly cancelled by the Trustee or the Security Registrar, as the case may be. The Company or the Guarantor may at any time deliver to the Trustee or the Security Registrar for cancellation any Securities previously authenticated and delivered hereunder which the Company or the Guarantor may have acquired in any manner whatsoever, and all Securities so delivered shall be promptly cancelled by the Trustee or the Security Registrar, as the case may be. No Securities shall be authenticated in lieu of or in exchange for any Securities cancelled as provided in this Section, except as expressly permitted by this Indenture. All cancelled Securities and coupons held by the Trustee or the Security Registrar shall be destroyed by the Trustee or the Security Registrar, as the case may be, unless by a Company Order or a Guarantor Order the Company or the Guarantor, as the case may be, directs their return to it.

     Section 310.  Computation of Interest.
                   -----------------------

     Except as otherwise specified as contemplated by Section 301 for Securities of any series, interest on the Securities of each series shall be computed on the basis of a 360-day year of twelve 30-day months.

                                  ARTICLE FOUR

                            GUARANTEES OF SECURITIES

     Section 401.  Unconditional Guarantee.
                   -----------------------

     The Guarantor hereby unconditionally guarantees to each Holder of a Security authenticated and delivered by the Trustee the due and punctual payment of the principal of and premium, if any, and any interest on or Additional Amounts in respect of such Security and the due and punctual payment of the sinking fund payments, if any, provided for pursuant to the terms of such Security, when and as the same shall become due and payable, whether at maturity, by acceleration, redemption, repayment or otherwise, in accordance with the terms of such Security and of this Indenture. In case of the failure of the Company punctually to pay any such principal, premium, interest, Additional Amounts or sinking fund payment, the Guarantor hereby agrees to cause any such payment to be made punctually when as the same shall become due and payable, whether at maturity, upon acceleration, redemption, repayment or otherwise, and as if such payment were made by the Company.

     The Guarantor hereby agrees that its obligations hereunder shall be as principal and not merely as surety, and shall be absolute and unconditional, irrespective of, and shall be unaffected by, any invalidity, irregularity or unenforceability of such Security or this Indenture, any failure to enforce the provisions of any such Security or this Indenture, or any waiver, modification, consent or indulgence granted to the Company with respect thereto by the Holder of such Security or the Trustee, the recovery of any judgment against the Company or any action to enforce the same, or any other circumstances which may otherwise constitute a legal or equitable discharge of a surety or guarantor. The Guarantor hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of merger, insolvency or bankruptcy of the Company, any right to require a proceeding first against the Company, protest or notice with respect to any such Security or the indebtedness evidenced thereby and all demands whatsoever, and covenants that the Guarantees will not be discharged except by payment in full of the principal of and premium, if any, and interest on, and any Additional Amounts and sinking fund payments required with respect to, the Securities and the complete performance of all other obligations contained in the Securities.

     The Guarantor shall be subrogated to all rights of the Holder of any Security against the Company in respect of any amounts paid to such Holder by the Guarantor pursuant to the provisions of the Guarantees; provided, however,
                                                            --------  -------
that the Guarantor shall not be entitled to enforce, or to receive any payments arising out of or based upon, such right of subrogation until the principal of and premium, if any, and interest on, and any Additional Amounts and sinking fund payments required with respect to, all Securities of the same series shall have been paid in full.

     Section 402.  Execution, Authentication and Delivery.  To evidence the
                   --------------------------------------
Guarantees to the Holders specified in Section 401, the Guarantor hereby agrees to execute a Guarantee on each Security authenticated and delivered by the Trustee. The Guarantees shall be executed on behalf of the Guarantor by its Chairman of the Board, one of its Vice Chairmen, its President or one of its Vice Presidents, under its corporate seal reproduced thereon, and attested by its Secretary or one of its Assistant Secretaries. The signature of any of these officers on the Guarantees may be manual or facsimile.

     Guarantees bearing the manual or facsimile signatures of individuals who were at any time the proper officer of the Guarantor shall bind the Guarantor notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Guarantees or did not hold such offices at the date of such Guarantees. The delivery by the Trustee of a Security with such a Guarantee endorsed thereon shall, after the authentication of such Security hereunder, constitute due delivery of such Guarantee on behalf of the Guarantor.

     No Guarantee endorsed on any Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on the Security on which such Guarantee is endorsed a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature.

     Section 403.  Subordination.
                   -------------

     The rights and claims of the Trustee and the Holders of Securities against the Guarantor under Section 401 will be subordinated to the extent provided in
Section 1602.


                                  ARTICLE FIVE

                           SATISFACTION AND DISCHARGE

     Section 501.  Satisfaction and Discharge of Indenture.
                   ---------------------------------------

     Upon the direction of the Company by a Company Order or of the Guarantor by a Guarantor Order, this Indenture shall cease to be of further effect (except as to any surviving rights of registration of transfer or exchange of Securities herein expressly provided for and any right to receive Additional Amounts, as provided in Section 1104), and the Trustee, on demand of and at the expense of the Company and the Guarantor, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when

     (1) either

          (A) all Securities theretofore authenticated and delivered and all coupons appertaining thereto (other than (i) coupons appertaining to Bearer Securities surrendered for exchange for Registered Securities and maturing after such exchange, whose surrender is not required or has been waived as provided in Section 305, (ii) Securities and coupons which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 306, (iii) coupons appertaining to Securities called for redemption and maturing after the relevant Redemption Date, whose surrender has been waived as provided in Section 1207, and (iv) Securities and coupons for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 1103) have been delivered to the Trustee for cancellation; or

          (B) all such Securities and, in the case of (i) or (ii) below, any such coupons appertaining thereto not theretofore delivered to the Trustee for cancellation

               (i)  have become due and payable, or

              (ii) will become due and payable at their Stated Maturity within one year, or

             (iii) if redeemable at the option of the Company, are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company and the Guarantor, and the Company or the Guarantor, in the case of (i), (ii) or (iii) above, has deposited or caused to be deposited with the Trustee, or has made such other arrangements as are satisfactory to the Trustee, as trust funds in an amount sufficient to pay and discharge the entire indebtedness on such Securities and coupons not theretofore delivered to the Trustee for cancellation, for principal (and premium, if any) and interest, and any Additional Amounts with respect thereto, to the date of such deposit (in the case of Securities which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be;

          (2) the Company or the Guarantor has paid or caused to be paid all other sums payable hereunder by the Company and the Guarantor; and

          (3) the Company and the Guarantor have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

     In the event there are Securities of two or more series hereunder, the Trustee shall be required to execute an instrument acknowledging satisfaction and discharge of this Indenture only if requested to do so with respect to Securities of all series as to which it is Trustee and if the other conditions thereto are met. In the event there are two or more Trustees hereunder, then the effectiveness of any such instrument shall be conditioned upon receipt of such instruments from all Trustee hereunder.

     Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company and the Guarantor to the Trustee under Section 707 and, if money shall have been deposited with the Trustee pursuant to subclause
(B) of Clause (1) of this Section, the obligations of the Trustee under Section 502 and the last paragraph of Section 1103 shall survive.

     Section 502.  Application of Trust Money.
                   ---------------------------

     Subject to the provisions of the last paragraph of Section 1103, all money deposited with the Trustee or in such other manner as is satisfactory to the Trustee, pursuant to Section 501 shall be held in trust and applied by it, in accordance with the provisions of the Securities, the coupons and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal (and premium, if any) and any interest and Additional Amounts for whose payment such money has been deposited with the Trustee; but such money need not be segregated from other funds except to the extent required by law.


                                  ARTICLE SIX

                                    REMEDIES

     Section 601.  Events of Default.
                   -----------------

     "Event of Default", wherever used herein with respect to Securities of any series, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or be effected by operation of law pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

     (1) a court having jurisdiction in the premises shall enter a decree or order for relief in respect of the Company, the Guarantor or any Major Constituent Bank in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, adjudging it bankrupt or insolvent or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of the Company, the Guarantor or any Major Constituent Bank, as the case may be, or for any substantial part of its property, ordering the winding-up or liquidation of its affairs, and such decree or order shall remain unstayed and in effect for a period of 60 consecutive days; or

     (2) The Company, the Guarantor or any Major Constituent Bank shall commence a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or shall consent to the entry of an order for relief in any involuntary case under any such law, or shall consent to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or similar official) of the Company, the Guarantor or any Major Constituent Bank, as the case may be, or for any substantial part of its property.

     If an Event of Default with respect to Securities of any series occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Securities of such series and any related coupons by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

     Section 602.  Acceleration of Maturity; Rescission and
                   ----------------------------------------
                   Annulment.
                   ---------

     If an Event of Default with respect to Securities of any series at the time Outstanding occurs and is continuing, then the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Securities of that series may declare the principal of all the Securities of that series, or such lesser amount as may be provided for in the Securities of that series, to be due and payable immediately, by a notice in writing to the Company and the Guarantor (and to the Trustee if given by the Holders), and upon any such declaration such principal or such lesser amount shall become immediately due and payable.

     At any time after such a declaration of acceleration with respect to Securities of any series has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in principal amount of the Outstanding Securities of that series, by written notice to the Company, the Guarantor and the Trustee, may rescind and annul such declaration and its consequences if

          (1) the Company or the Guarantor has paid or deposited with the Trustee a sum sufficient to pay

               (A) all overdue installments of interest on and any Additional Amounts payable in respect of all Securities of that series,

               (B) the principal of (and premium, if any, on) any Securities of that series which have become due otherwise than by such declaration of acceleration and interest thereon at the rate or rates borne by or provided for in such Securities,

               (C) to the extent that payment of such interest is lawful, interest upon overdue installments of interest and Additional Amounts at the rate or rates borne by or provided for in such Securities, and

               (D) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel as provided in Section 707 hereof; and

          (2) all Events of Default with respect to Securities of that series have been cured or waived as provided in Section 613.

No such rescission shall affect any subsequent default or impair any right consequent thereon.

     Section 603.  Collection of Indebtedness and Suits for
                   ----------------------------------------
                   Enforcement by Trustee.
                   ----------------------

     The Company and the Guarantor covenant that if

          (1) default is made in the payment of any installment of interest on or any Additional Amounts payable in respect of any Security when such interest or Additional Amounts shall have become due and payable and such default continues for a period of 30 days, or

          (2) default is made in the payment of the principal of (or premium, if any, on) any Security at its Maturity, the Company or the Guarantor will, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Securities and coupons, the whole amount then due and payable on such Securities and coupons for principal (and premium, if any) and interest and Additional Amounts, if any, with interest upon the overdue principal (and premium, if any) and, to the extent that payment of such interest shall be legally enforceable, upon overdue installments of interest or any Additional Amounts, at the rate or rates borne by or provided for in such Securities, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

     If the Company or the Guarantor fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, and may prosecute such proceeding to judgment or final decree, and may enforce the same against the Company or the Guarantor or any other obligor upon such Securities and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or the Guarantor or any other obligor upon such Securities, wherever situated.

     If a default (as defined in Section 613) occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders by such judicial proceedings as the Trustee shall deem appropriate to protect and enforce any such rights, whether for the specific performance of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein or to enforce any other remedy at law or in equity.

     Section 604.  Trustee May File Proofs of Claim.
                   --------------------------------

     In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company, the Guarantor or any other obligor upon the Securities or the property of the Company, the Guarantor or of such other obligor or their creditors, the Trustee (irrespective of whether the principal of the Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company or the Guarantor for the payment of overdue principal or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise,

          (i) to file and prove a claim for the whole amount or such lesser amount as may be provided for in the Securities of that series, of principal (and premium, if any) and interest and any Additional Amounts owing and unpaid in respect of the Securities and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents or counsel) and of the Holders allowed in such judicial proceeding, and

         (ii) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same;

and any receiver, assignee, trustee, liquidator, sequestrator (or other similar official) in any such judicial proceeding is hereby authorized by each Holder of Securities and coupons to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders of Securities and coupons, to pay to the Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel and any other amounts due the Trustee under
Section 707.

     Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder of a Security or coupon any plan of reorganization, arrangement, adjustment or composition affecting the Securities or coupons or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder of a Security or coupon in any such proceeding.

     Section 605.  Trustee May Enforce Claims without
                   ----------------------------------
                   Possession of Securities or Coupons.
                   -----------------------------------

     All rights of action and claims under this Indenture or any of the Securities or coupons or the Guarantees may be prosecuted and enforced by the Trustee without the possession of any of the Securities or coupons or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery or judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities and coupons in respect of which such judgment has been recovered.

     Section 606.  Application of Money Collected.
                   ------------------------------

     Any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal (and premium, if any), interest or any Additional Amounts, upon presentation of the Securities or coupons, or both, as the case may be, and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

          FIRST:  To the payment of all amounts due the Trustee under Section
     707;

          SECOND: To the payment of the amounts then due and unpaid upon the Securities and coupons for principal (and premium, if any) and interest and any Additional Amounts payable in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the aggregate amounts due and payable on such Securities and coupons for principal (and premium, if any), interest and Additional Amounts, respectively; and

          THIRD: The balance, if any, to the Person or Persons entitled thereto.

     Section 607.  Limitation on Suits.
                   -------------------

     No Holder of any Security of any series or any related coupons shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

          (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default with respect to the Securities of that series;

          (2) the Holders of not less than 25% in principal amount of the Outstanding Securities of that series shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

          (3) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities, to be incurred in compliance with such request;

          (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

          (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Securities of that series;

it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other such Holders or Holders of any other series, or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all such Holders.

     Section 608.  Unconditional Right of Holders to
                   ---------------------------------
                   Receive Principal, Premium and Interest.
                   ---------------------------------------

     Notwithstanding any other provision in this Indenture, the Holder of any Security or coupon shall have the right, which is absolute and unconditional, to receive payment of the principal of (and premium, if any) and (subject to Sections 305 and 307) interest on and any Additional Amounts in respect of such Security or payment of such coupon on the respective Stated Maturity or Maturities expressed in such Security or coupon (or, in the case of redemption, on the Redemption Date) and to institute suit for the enforcement of any such payment, and such right shall not be impaired without the consent of such Holder.

     Section 609.  Restoration of Rights and Remedies.
                   ----------------------------------

     If the Trustee or any Holder of a Security or coupon has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case the Company, the Guarantor, the Trustee and the Holders of Securities and coupons shall, subject to any determination in such proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

     Section 610.  Rights and Remedies Cumulative.
                   ------------------------------

     Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities or coupons in the last paragraph of Section 306, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders of Securities or coupons is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

     Section 611.  Delay or Omission Not Waiver.
                   ----------------------------

     No delay or omission of the Trustee or of any Holder of any Security or coupon to exercise any right or remedy accruing upon any default (as defined in Section 613 hereof) under this Indenture shall impair any such right or remedy or constitute a waiver of any such default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders of Securities or coupons may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders of Securities or coupons, as the case may be.

     Section 612.  Control by Holders of Securities.
                   --------------------------------

     The Holders of a majority in principal amount of the Outstanding Securities of any series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee with respect to the Securities of such series, provided that
             --------

          (1) such direction shall not be in conflict with any rule of law or with this Indenture,

          (2) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction, and

          (3) such direction is not unduly prejudicial to the rights of other Holders of Securities of such series.

     Section 613.  Waiver of Past Defaults.
                   -----------------------

     The Holders of not less than a majority in principal amount of the Outstanding Securities of any series may on behalf of the Holders of all the Securities of such series and any related coupons waive any past default (as defined below) hereunder with respect to such series and its consequences, except a default

          (1) in the payment of the principal of (and premium, if any) or interest on or Additional Amounts payable in respect of any Security of such series, or

          (2) in respect of a covenant or provision hereof which under Article Ten cannot be modified or amended without the consent of the Holder of each Outstanding Security of such series affected.

     Upon any such waiver, such default shall cease to exist, and any default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon. For purposes of this Indenture the term "default" for a series of Securities shall mean (a) any Event of Default; (b) any default in the payment of any interest upon or any Additional Amounts payable in respect of any Security of such series; (c) any default in the payment of the principal of (and premium, if any, on) any Security of such Series when it becomes due and payable at Maturity; (d) any default in the deposit of any sinking fund payment when and as due by the terms of the Securities of such series; or (e) any default in the performance, or breach, of any covenant or warranty of the Company or the Guarantor in this Indenture or the Securities or the Guarantees after notice in writing by the Trustee to the Company and the Guarantor specifying such default or breach.

     Section 614.  Undertaking for Costs.
                   ---------------------

     All parties to this Indenture agree, and each Holder of any Security or coupon by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit, other than the Trustee, of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, including the Trustee, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Company, the Guarantor, the Trustee or by any Holder, or group of Holders, holding in the aggregate more than 10% in principal amount of the Outstanding Securities of any series, or to any suit instituted by any Holder of any Security or coupon for the enforcement of the payment of the principal of (and premium, if any) or interest on or any Additional Amounts in respect of any Security or the payment of any coupon on or after the respective Stated Maturities expressed in such Security (or, in the case of redemption, on or after the Redemption Date) or interest on any overdue principal of any Security.

     Section 615.  Waiver of Stay or Extension Laws.
                   --------------------------------

     The Company and the Guarantor covenant (to the extent that they may lawfully do so) that they will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company and the Guarantor (to the extent that they may lawfully do so) hereby expressly waive all benefit or advantage of any such law and covenant that they will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.


                                 ARTICLE SEVEN

                                  THE TRUSTEE

     Section 701.  Certain Duties and Responsibilities.
                   -----------------------------------

     (a) Except during the continuance of a default under this Indenture,

          (1) the Trustee undertakes to perform such duties, and only such duties, as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

          (2) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provisions hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture.

     (b) In case a default under this Indenture has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

     (c) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that
                                       ------

          (1) this Subsection shall not be construed to limit the effect of Subsection (a) of this Section;

          (2) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

          (3) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of a majority in principal amount of the Outstanding Securities of any series, relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture with respect to the Securities of such series; and

          (4) no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

     (d) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

     Section 702.  Notice of Defaults.
                   ------------------

     Within 90 days after the occurrence of any default with respect to the Securities of any series, the Trustee shall transmit notice of such default hereunder known to the Trustee, by mail to all Holders of Securities of such series entitled to receive reports pursuant to Section 803(c), unless such default shall have been cured or waived; provided, however, that, except in the
                                         --------  -------
case of a default in the payment of the principal of (and premium, if any) or interest on, or any Additional Amounts with respect to, any Security of such series or in the payment of any sinking fund installment with respect to Securities of such series, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors and/or Responsible Officers of the Trustee in good faith determine that the withholding of such notice is in the interests of the Holders of Securities and coupons of such series.

     Section 703.  Certain Rights of Trustee.
                   -------------------------

     Except as otherwise provided in Section 701:

          (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, or other paper or document reasonably believed by it to be genuine and to have been signed or presented by the proper party or parties;

          (b) any request or direction of the Company or the Guarantor mentioned herein shall be sufficiently evidenced by a Company Request or Company Order or Guarantor Request or Guarantor Order (other than delivery of any Security to the Trustee for authentication and delivery pursuant to Section 303 which shall be sufficiently evidenced as provided therein) and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

          (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

          (d) the Trustee may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

          (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders of Securities of any series or any related coupons pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

          (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company and the Guarantor, personally or by agent or attorney; and

          (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder.

     Section 704.  Not Responsible for Recitals or
                   -------------------------------
                   Issuance of Securities and Guarantees.
                   -------------------------------------

     The recitals contained herein and in the Securities and Guarantees, except the Trustee's certificate of authentication, and in any coupons shall be taken as the statements of the Company or the Guarantor, as the case may be, and the Trustee or any Authenticating Agent assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities or coupons or the Guarantees. The Trustee or any Authenticating Agent shall not be accountable for the use or application by the Company or by the Guarantor of Securities or the proceeds thereof.

     Section 705.  May Hold Securities.
                   -------------------

     The Trustee, any Authenticating Agent, any Paying Agent, any Security Registrar or any other agent of the Company or the Guarantor, in its individual or any other capacity, may become the owner or pledgee of Securities and coupons and, subject to Sections 708 and 713, may otherwise deal with the Company and the Guarantor with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent, Security Registrar or such other agent.

     Section 706.  Money Held in Trust.
                   -------------------

     Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Company or the Guarantor.

     Section 707.  Compensation and Reimbursement.
                   ------------------------------

     (a) The Company and the Guarantor agree to pay to the Trustee from time to time reasonable compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust).

     (b) Except as otherwise expressly provided herein, the Company and the Guarantor agree to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith.

     (c) The Company and the Guarantor agree to indemnify the Trustee and its agents for, and to hold them harmless against, any loss, liability or expense incurred without negligence or bad faith on their part, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the costs and expenses of defending themselves against any claim or liability in connection with the exercise or performance of any of their powers or duties hereunder.

     The Trustee shall give the Company and the Guarantor written notice of any pending or threatened litigation of any such claim or liability promptly after the Trustee shall have knowledge thereof, but failure by the Trustee to give such notice shall not affect the Trustee's right or the obligations of the Company and the Guarantor to indemnity hereunder.

     While maintaining absolute control over its own defense, the Trustee shall cooperate and consult with the Company and the Guarantor in preparing such defense. The Trustee may have separate counsel and the Company and the Guarantor agree to pay the reasonable fees and expenses of such counsel. Notwithstanding anything to the contrary in this Section 707(c), neither the Company nor the Guarantor shall be liable for settlement of any such claim by the Trustee entered into without the prior consent of the Company and the Guarantor, which consent shall not be unreasonably withheld.

     (d) As security for the performance of the obligations of the Company and the Guarantor under this Section, the Trustee shall have a lien prior to the Securities of any series upon all property and funds held or collected by the Trustee as such, except funds held in trust for the payment of principal of (or premium, if any) or interest on a particular series Securities.

     (e) When the Trustee incurs expenses or renders services after an Event of Default occurs, the expenses and compensation for the services of the Trustee are intended to constitute expenses of administration under any bankruptcy law or any similar federal or state law for the relief of debtors.

     Section 708.  Disqualifications; Conflicting Interests.
                   ----------------------------------------

     (a) If the Trustee has or shall acquire any conflicting interest, as defined in this Section, with respect to the Securities of any series, it shall, within 90 days after ascertaining that it has such conflicting interest, either eliminate such conflicting interest or resign with respect to the Securities of that series, in the manner and with the effect hereinafter specified in this Article.

     (b) In the event that the Trustee shall fail to comply with the provisions of Subsection (a) of this Section with respect to the Securities of any series, the Trustee shall, within ten days after the expiration of such 90-day period, transmit, in the manner and to the extent provided in Section 803(c) to all Holders of Securities of that series, notice of such failure.

     (c) For the purposes of this Section, the Trustee shall be deemed to have a conflicting interest with respect to the Securities of any series, if

          (1) the Trustee is trustee under this Indenture with respect to the Outstanding Securities of any series other than that series or is trustee under another indenture under which any other securities, or certificates of interest or participation in any other securities, of the Company or the Guarantor are outstanding, unless such other indenture is a collateral trust indenture under which the only collateral consists of Securities issued under this Indenture, provided that there shall be excluded from the
                                  --------
     operation of this paragraph (A) this Indenture with respect to the Securities of any series other than that series, and (B) any indenture or indentures under which other securities, or certificates of interest or participation in other securities, of the Company or the Guarantor are outstanding, if

               (i) this Indenture and such other indenture or indentures are wholly unsecured and such other indenture or indentures are hereafter qualified under the Trust Indenture Act, unless the Commission shall have found and declared by order pursuant to Section 305(b) or Section 307(c) of the Trust Indenture Act that differences exist between the provisions of this Indenture with respect to Securities of that series and one or more other series or the provisions of such other indenture or indentures which are so likely to involve a material conflict of interest as to make it necessary in the public interest or for the protection of investors to disqualify the Trustee from acting as such under this Indenture with respect to the Securities of that series and such other series or under such other indenture or indentures, or

              (ii) the Company or the Guarantor shall have sustained the burden of proving, on application to the Commission and after opportunity for hearing thereon, that trusteeship under this Indenture with respect to the Securities of that series and such other series or such other indenture or indentures is not so likely to involve a material conflict of interest as to make it necessary in the public interest or for the protection of investors to disqualify the Trustee from acting as such under this Indenture with respect to the

          Securities of that series and such other series under such other indenture or indentures;

          (2) the Trustee or any of its directors or executive officers is an obligor upon the Securities or an underwriter for the Company or the Guarantor;

          (3) the Trustee directly or indirectly controls or is directly or indirectly controlled by or is under direct or indirect common control with the Company or the Guarantor or an underwriter for the Company or the Guarantor;

          (4) the Trustee or any of its directors or executive officers is a director, officer, partner, employee, appointee or representative of the Company or the Guarantor, or of an underwriter (other than the Trustee itself) for the Company or the Guarantor who is currently engaged in the business of underwriting, except that (i) one individual may be a director or an executive officer, or both, of the Trustee and a director or an executive officer, or both, of the Company or the Guarantor but may not be at the same time an executive officer of both the Trustee and the Company or the Guarantor; (ii) if and so long as the number of directors of the Trustee in office is more than nine, one additional individual may be a director or an executive officer, or both, of the Trustee and a director of the Company or the Guarantor; and (iii) the Trustee may be designated by the Company or the Guarantor or by any underwriter for the Company or the Guarantor to act in the capacity of transfer agent, registrar, custodian, paying agent, fiscal agent, escrow agent, or depositary, or in any other similar capacity, or, subject to the provisions of paragraph (1) of this Subsection, to act as trustee, whether under an indenture or otherwise;

          (5) 10% or more of the voting securities of the Trustee is beneficially owned by the Company or the Guarantor or by any director, partner, or executive officer thereof, or 20% or more of such voting securities is beneficially owned, collectively, by any two or more of such persons; or 10% or more of the voting securities of the Trustee is beneficially owned by an underwriter for the Company or the Guarantor or by any director, partner or executive officer thereof, or is beneficially owned, collectively, by any two or more such persons;

          (6) the Trustee is the beneficial owner of, or holds as collateral security for an obligation which is in default (as hereinafter in this Subsection defined), (i) 5% or more of the voting securities, or 10% or more of any other class of security, of the Company or the Guarantor not including the Securities issued under this Indenture and securities issued under any other indenture under which the Trustee is also trustee, or (ii) 10% or more of any class of security of an underwriter for the Company or the Guarantor;

          (7) the Trustee is the beneficial owner of, or holds as collateral security for an obligation which is in default (as hereinafter in this Subsection defined), 5% or more of the voting securities of any person who, to the knowledge of the Trustee, owns 10% or more of the voting securities of, or controls directly or indirectly or is under direct or indirect common control with, the Company or the Guarantor;

          (8) the Trustee is the beneficial owner of, or holds as collateral security for an obligation which is in default (as hereinafter in this Subsection defined), 10% or more of any class of security of any person who, to the knowledge of the Trustee, owns 50% or more of the voting securities of the Company or the Guarantor; or

          (9) the Trustee owns, on May 15 in any calendar year, in the capacity of executor, administrator, testamentary or inter vivos trustee, guardian, committee or conservator, or in any other similar capacity, an aggregate of 25% or more of the voting securities, or of any class of security, of any person, the beneficial ownership of a specified percentage of which would have constituted a conflicting interest under paragraph (6), (7) or (8) of this Subsection. As to any such securities of which the Trustee acquired ownership through becoming executor, administrator, or testamentary trustee of an estate which included them, the provisions of the preceding sentence shall not apply, for a period of two years from the date of such acquisition, to the extent that such securities included in such estate do not exceed 25% of such voting securities or 25% of any such class of security. Promptly after May 15 in each calendar year, the Trustee shall make a check of its holdings of such securities in any of the above-mentioned capacities as of such May 15. If the Company or the Guarantor fails to make payment in full of the principal of (or premium, if any) or interest on any of the Securities when and as the same becomes due and payable, and such failure continues for 30 days thereafter, the Trustee shall make a prompt check of its holdings of such securities in any of the above-mentioned capacities as of the date of the expiration of such 30-day period, and after such date, notwithstanding the foregoing provisions of this paragraph, all such securities so held by the Trustee, with sole or joint control over such securities vested in it, shall, but only so long as such failure shall continue, be considered as though beneficially owned by the Trustee for the purposes of paragraphs (6), (7) and (8) of this Subsection.

     The specification of percentages in paragraphs (5) to (9), inclusive, of this Subsection shall not be construed as indicating that the ownership of such percentages of the securities of a person is or is not necessary or sufficient to constitute direct or indirect control for the purposes of paragraph (3) or
(7) of this Subsection.

     For the purposes of paragraphs (6), (7), (8) and (9) of this Subsection only, (i) the terms "security" and "securities" shall include only such securities as are generally known as corporate securities, but shall not include any note or other evidence of indebtedness issued to evidence an obligation to repay moneys lent to a person by one or more banks, trust companies or banking firms, or any certificate of interest or participation in any such note or evidence of indebtedness; (ii) an obligation shall be deemed to be "in default" when a default in payment of principal shall have continued for 30 days or more and shall not have been cured; and (iii) the Trustee shall not be deemed to be the owner or holder of (A) any security which it holds as collateral security, as trustee or otherwise, for an obligation which is not in default as defined in clause (ii) above, or (B) any security which it holds as collateral security under this Indenture, irrespective of any default hereunder, or (C) any security which it holds as agent for collection, or as custodian, escrow agent, or depositary, or in any similar representative capacity.

     (d) For the purposes of this Section:

          (1) The term "underwriter," when used with reference to the Company or the Guarantor, means every person who, within three years prior to the time as of which the determination is made, has purchased from the Company or the Guarantor with a view to, or has offered or sold for the Company or the Guarantor in connection with, the distribution of any security of the Company or the Guarantor outstanding at such time, or has participated or has had a direct or indirect participation in any such undertaking, or has participated or has had a participation in the direct or indirect underwriting of any such undertaking, but such term shall not include a person whose interest was limited to a commission from an underwriter or dealer not in excess of the usual and customary distributors' or sellers' commission.

          (2) The term "director" means any director of a corporation, or any individual performing similar functions with respect to any organization, whether incorporated or unincorporated.

          (3) The term "person" means an individual, a corporation, a partnership, an association, a joint-stock company, a trust, an unincorporated organization, or a government or political subdivision thereof. As used in this paragraph, the term "trust" shall include only a trust where the interest or interests of the beneficiary or beneficiaries are evidenced by a security.

          (4) The term "voting security" means any security presently entitling the owner or holder thereof to vote in the direction or management of the affairs of a person, or any security issued under or pursuant to any trust, agreement or arrangement whereby a trustee or trustees or agent or agents for the owner or holder of such security are presently entitled to vote in the direction or management of the affairs of a person.

          (5) The terms "Company" and "Guarantor" mean any obligor upon the Securities.

          (6) The term "executive officer" means the president, every vice president, every trust officer, the cashier, the secretary, and the treasurer of a corporation, and any individual customarily performing similar functions with respect to any organization whether incorporated or unincorporated, but shall not include the chairman of the board of directors.

     (e) The percentages of voting securities and other securities specified in this Section shall be calculated in accordance with the following provisions:

          (1) A specified percentage of the voting securities of the Trustee, the Company, the Guarantor or any other person referred to in this Section (each of whom is referred to as a "person" in this paragraph) means such amount of the outstanding voting securities of such person as entitles the holder or holders thereof to cast such specified percentage of the aggregate votes which the holders of all the outstanding voting securities of such person are entitled to cast in the direction or management of the affairs of such person.

          (2) A specified percentage of a class of securities of a person means such percentage of the aggregate amount of securities of the class outstanding.

          (3) The term "amount," when used in regard to securities, means the principal amount if relating to evidences of indebtedness, the number of shares if relating to capital shares, and the number of units if relating to any other kind of security.

          (4) The term "outstanding" means issued and not held by or for the account of the issuer. The following securities shall not be deemed outstanding within the meaning of this definition:

               (i) securities of an issuer held in a sinking fund relating to securities of the issuer of the same class;

              (ii) securities of an issuer held in a sinking fund relating to another class of securities of the issuer, if the obligation evidenced by such other class of securities is not in default as to principal or interest or otherwise;

             (iii) securities pledged by the issuer thereof as security for an obligation of the issuer not in default as to principal or interest or otherwise; and

              (iv) securities held in escrow if placed in escrow by the issuer thereof;

     provided, however, that any voting securities of an issuer shall be deemed
     --------  -------
     outstanding if any person other than the issuer is entitled to exercise the voting rights thereof.

          (5) A security shall be deemed to be of the same class as another security if both securities confer upon the holder or holders thereof substantially the same rights and privileges; provided, however, that, in
                                                   --------  -------
     the case of secured evidences of indebtedness, all of which are issued under a single indenture, differences in the interest rates or maturity dates of various series thereof shall not be deemed sufficient to constitute such series as different classes; and provided, further, that,
                                                      --------  -------
     in the case of unsecured evidences of indebtedness, differences in the interest rates or maturity dates thereof shall not be deemed sufficient to constitute them securities of different classes, whether or not they are issued under a single indenture.

     Section 709.  Corporate Trustee Required; Eligibility.
                   ---------------------------------------

     There shall at all times be a Trustee hereunder which shall be a corporation organized and doing business under the laws of the United States of America, any State or the District of Columbia, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by Federal or State authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

     Section 710.  Resignation and Removal; Appointment of
                   ---------------------------------------
                   Successor.
                   ---------

     (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee under Section 711.

     (b) The Trustee may resign at any time with respect to the Securities of one or more series by giving written notice thereof to the Company and the Guarantor. If the instrument of acceptance by a successor Trustee required by
Section 711 shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to such series.

     (c) The Trustee may be removed at any time with respect to the Securities of any series by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series, delivered to the Trustee and to the Company and the Guarantor.

     (d)  If at any time:

          (1) the Trustee shall fail to comply with Section 708(a) after written request therefor by the Company or the Guarantor or by any Holder of a Security who has been a bona fide Holder of a Security for at least six months, or

          (2) the Trustee shall cease to be eligible under Section 709 and shall fail to resign after written request therefor by the Company or the Guarantor, or by any such Holder of a Security, or

          (3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) the Company or the Guarantor, by Board Resolutions, may remove the Trustee with respect to all Securities, or (ii) subject to
Section 614, any Holder of a Security who has been a bona fide Holder of a Security of any series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee with respect to all Securities of such series and the appointment of a successor Trustee or Trustees.

     (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, with respect to the Securities of one or more series, the Company or the Guarantor, by Board Resolutions, shall promptly appoint a successor Trustee or Trustees with respect to the Securities of that or those series (it being understood that any such successor Trustee may be appointed with respect to the Securities of one or more or all of such series and that at any time there shall be only one Trustee with respect to the Securities of any particular series) and shall comply with the applicable requirements of Section 711. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to the Securities of any series shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series delivered to the Company, the Guarantor, the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of Section 711, become the successor Trustee with respect to the Securities of such series and to that extent supersede the successor Trustee appointed by the Company or the Guarantor. If no successor Trustee with respect to the Securities of any series shall have been so appointed by the Company or the Guarantor or the Holders of Securities and accepted appointment in the manner required by Section 711, any Holder of a Security who has been a bona fide Holder of a Security of such series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

     (f) The Company shall give notice of each resignation and each removal of the Trustee with respect to the Securities of any series and each appointment of a successor Trustee with respect to the Securities of any series by mailing written notice of such event by first-class mail, postage prepaid, to the Holders of-Registered Securities, if any, of such series as their names and addresses appear in the Security Register and, if Securities of such series are issued as Bearer Securities, by publishing notice of such event once in an Authorized Newspaper in each Place of Payment located outside the United States. Each notice shall include the name of the successor Trustee with respect to the Securities of such series and the address of its Corporate Trust Office.

     Section 711.  Acceptance of Appointment by Successor.
                   --------------------------------------

     (a) In case of the appointment hereunder of a successor Trustee with respect to all Securities, every such successor Trustee so appointed shall execute, acknowledge and deliver to the Company, the Guarantor and the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on the request of the Company, the Guarantor and/or the successor Trustee, such retiring Trustee shall, upon payment of its charges as provided in Section 707, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder.

     (b) In case of the appointment hereunder of a successor Trustee with respect to the Securities of one or more (but not all) series, the Company, the Guarantor, the retiring Trustee and each successor Trustee with respect to the Securities of one or more series shall execute and deliver an indenture supplemental hereto wherein each successor Trustee shall accept such appointment and which (1) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates, (2) if the retiring Trustee is not retiring with respect to all Securities, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee, and (3) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees cotrustees of the same trust, that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee and that no Trustee shall be responsible for any notice given to, or received by, or any act or failure to act on the part of any other Trustee hereunder, and upon the execution and delivery of such supplemental indenture the resignation or removal of the retiring Trustee shall become effective to the extent provided therein, such retiring Trustee shall with respect to the Securities of that or those series to which the appointment of such successor Trustee relates have no further responsibility for the exercise of rights and powers or for the performance of the duties and obligations vested in the Trustee under this Indenture other than as hereinafter expressly set forth, and each such successor Trustee without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates; but, on request of the Company, the Guarantor or any successor Trustee, such retiring Trustee shall duly assign, transfer and deliver to such successor Trustee, to the extent contemplated by such supplemental indenture, the property and money held by such retiring Trustee hereunder with respect to the Securities of that or those series to which the appointment of such successor Trustee relates.

     (c) Upon request of any such successor Trustee, the Company and the Guarantor shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in paragraph (a) or (b) of this Section, as the case may be.

     (d) No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

     Section 712.  Merger, Conversion, Consolidation or
                   ------------------------------------
                   Succession to Business.
                   ----------------------

     Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

     Section 713.  Preferential Collection of Claims Against
                   -----------------------------------------
                   Company and Guarantor.
                   ---------------------

     (a) Subject to Subsection (b) of this Section, if the Trustee shall be or shall become a creditor, directly or indirectly, secured or unsecured, of the Company or the Guarantor within four months prior to a default, as defined in Subsection

(c) of this Section, or subsequent to such a default, then, unless, and until such default shall be cured, the Trustee shall set apart and hold in a special account for the benefit of the Trustee individually, the Holders of the Securities and coupons and the holders of other indenture securities (as defined in Subsection (c) of this Section):

          (1) an amount equal to any and all reductions in the amount due and owing upon any claim as such creditor in respect of principal or interest, effected after the beginning of such four-month period and valid as against the Company or the Guarantor and their other creditors, except any such reduction resulting from the receipt or disposition of any property described in paragraph (2) of this Subsection, or from the exercise of any right of set-off which the Trustee could have exercised if a petition in bankruptcy had been filed by or against the Company or the Guarantor upon the date of such default; and

          (2) all property received by the Trustee in respect of any claim as such creditor, either as security therefor, or in satisfaction or composition thereof, or otherwise, after the beginning of such four-month period, or an amount equal to the proceeds of any such property, if disposed of, subject, however, to the rights, if any, of the Company and the Guarantor and its other creditors in such property or such proceeds.

     Nothing herein contained, however, shall affect the right of the Trustee:

          (A) to retain for its own account (i) payments made on account of any such claim by any Person (other than the Company and the Guarantor) who is liable thereon, and (ii) the proceeds of the bona fide sale of any such claim by the Trustee to a third Person, and (iii) distributions made in cash, securities or other property in respect of claims filed against the Company or the Guarantor in bankruptcy or receivership or in proceedings for reorganization pursuant to the Federal Bankruptcy Code or applicable State law;

          (B) to realize, for its own account, upon any property held by it as security for any such claim, if such property was so held prior to the beginning of such four-month period;

          (C) to realize, for its own account, but only to the extent of the claim hereinafter mentioned, upon any property held by it as security for any such claim, if such claim was created after the beginning of such four-month period and such property was received as security therefor simultaneously with the creation thereof, and if the Trustee shall sustain the burden of proving that at the time such property was so received the Trustee had no reasonable cause to believe that a default, as defined in Subsection (c) of this Section, would occur within four months; or

          (D) to receive payment on any claim referred to in paragraph (B) or
     (C), against the release of any property held as security for such claim as provided in paragraph (B) or (C), as the case may be, to the extent of the fair value of such property.

     For the purposes of paragraphs (B), (C) and (D), property substituted after the beginning of such four-month period for property held as security at the time of such substitution shall, to the extent of the fair value of the property released, have the same status as the property released, and, to the extent that any claim referred to in any of such paragraphs is created in renewal of or in substitution for or for the purpose of repaying or refunding any pre-existing claim of the Trustee as such creditor, such claim shall have the same status as such pre-existing claim.

     If the Trustee shall be required to account, the funds and property held in such special account and the proceeds thereof shall be apportioned between the Trustee, the Holders of Securities and the holders of other indenture securities in such manner that the Trustee, the Holders of Securities and the holders of other indenture securities realize, as a result of payments from such special account and payments of dividends on claims filed against the Company or the Guarantor in bankruptcy or receivership or in proceedings for reorganization pursuant to the Federal Bankruptcy Code or applicable State law, the same percentage of their respective claims, figured before crediting to the claim of the Trustee anything on account of the receipt by it from the Company or the Guarantor of the funds and property in such special account and before crediting to the respective claims of the Trustee and the Holders of Securities and the holders of other indenture securities dividends on claims filed against the Company or the Guarantor in bankruptcy or receivership or in proceedings for reorganization pursuant to the Federal Bankruptcy Code or applicable State law, but after crediting thereon receipts on account of the indebtedness represented by their respective claims from all sources other than from such dividends and from funds and property so held in such special account. As used in this paragraph, with respect to any claim, the term "dividends" shall include any distribution with respect to such claim, in bankruptcy or receivership or proceedings for reorganization pursuant to the Federal Bankruptcy Code or applicable State law, whether such distribution is made in cash, securities or other property, but shall not include any such distribution with respect to the secured portion, if any, of such claim. The court in which such bankruptcy, receivership or proceedings for reorganization is pending shall have jurisdiction (i) to apportion among the Trustee and the Holders of Securities and the holders of other indenture securities, in accordance with the provisions of this paragraph, the funds and property held in such special account and proceeds thereof, or
(ii) in lieu of such apportionment, in whole or in part, to give to the provisions of this paragraph due consideration in determining the fairness of the distributions to be made to the Trustee and the Holders of Securities and the holders of other indenture securities with respect to their respective claims, in which event it shall not be necessary to liquidate or to appraise the value of any securities or other property held in such special account or as security for any such claim, or to make a specific allocation of such distributions as between the secured and unsecured portions of such claims, or otherwise to apply the provisions of this paragraph as a mathematical formula.

     Any Trustee which has resigned or been removed after the beginning of such four-month period shall be subject to the provisions of this Subsection as though such resignation or removal had not occurred. If any Trustee has resigned or been removed prior to the beginning of such four-month period, it shall be subject to the provisions of this Subsection if and only if the following conditions exist:

          (i) the receipt of property or reduction of claim, which would have given rise to the obligation to account, if such Trustee had continued as Trustee, occurred after the beginning of such four-month period: and

         (ii) such receipt of property or reduction of claim occurred within four months after such resignation or removal.

     (b) There shall be excluded from the operation of Subsection (a) of this Section a creditor relationship arising from:

          (1) the ownership or acquisition of securities issued under any indenture, or any security or securities having a maturity of one year or more at the time of acquisition by the Trustee;

          (2) advances authorized by a receivership or bankruptcy court of competent jurisdiction, or by this Indenture, for the purpose of preserving any property which shall at any time be subject to the lien of this Indenture or of discharging tax liens or other prior liens or encumbrances thereon, if notice of such advances and of the circumstances surrounding the making thereof is given to the Holders of Securities at the time and in the manner provided in this Indenture;

          (3) disbursements made in the ordinary course of business in the capacity of trustee under an indenture, transfer agent, registrar, custodian, paying agent, fiscal agent or depositary, or other similar capacity;

          (4) an indebtedness created as a result of services rendered or premises rented; or an indebtedness created as a result of goods or securities sold in a cash transaction, as defined in Subsection (c) of this Section;

          (5) the ownership of stock or of other securities of a corporation which is organized under the provisions of Section 25(a) of the Federal Reserve Act, as amended, and which is directly or indirectly a creditor of the Company; or

          (6) the acquisition, ownership, acceptance or negotiation of any drafts, bills of exchange, acceptances or obligations which fall within the classification of self-liquidating paper as defined in Subsection (c) of this Section;

     (c) For the purpose of this Section only:

          (1) the term "default" means any failure to make payment in full of the principal of or interest on any of the Securities or upon the other indenture securities when and as such principal or interest becomes due and payable;

          (2) the term "other indenture securities" means securities upon which the Company or the Guarantor is an obligor outstanding under any other indenture (i) under which indenture and as to which securities the Trustee is also trustee, (ii) which contains provisions substantially similar to the provisions of this Section, and (iii) under which a default exists at the time of the apportionment of the funds and property held in such special account;

          (3) the term "cash transaction" means any transaction in which full payment for goods or securities sold is made within seven days after delivery of the goods or securities in currency or in checks or other orders drawn upon banks or bankers and payable upon demand;

          (4) the term "self-liquidating paper" means any draft, bill of exchange, acceptance or obligation which is made, drawn, negotiated or incurred by the Company or the Guarantor for the purpose of financing the purchase, processing, manufacture, shipment, storage or sale of goods, wares or merchandise and which is secured by documents evidencing title to, possession of, or lien upon, the goods, wares or merchandise or the receivables or proceeds arising from the sale of the goods, wares or merchandise previously constituting the security, provided the security is received by the Trustee simultaneously with the creation of the creditor relationship with the Company or the Guarantor arising from the making, drawing, negotiating or incurring of the draft, bill of exchange, acceptance or obligation; and

          (5) the terms "Company" and "Guarantor" mean any obligor upon the Securities.

     Section 714.  Appointment of Authenticating Agent.
                   -----------------------------------

     The Trustee may appoint an Authenticating Agent or Agents with respect to one or more series of Securities which shall be authorized to act on behalf of the Trustee to authenticate Securities of such series issued upon original issue or exchange, registration of transfer or partial redemption thereof or pursuant to Section 306, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent.

     Each Authenticating Agent shall be acceptable to the Company and the Guarantor and shall at all times be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by Federal or State authority. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

     Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent, provided such corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

     An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and to the Company and the Guarantor. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Company and the Guarantor. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Company and the Guarantor and shall (i) mail written notice of such appointment by first-class mail, postage prepaid, to all Holders of Registered Securities, if any, of the series with respect to which such Authenticating Agent will serve, as their names and addresses appear in the Security Register, and (ii) if Securities of the series are issued as Bearer Securities, publish notice of such appointment at least once in an Authorized Newspaper in the place where such successor Authenticating Agent has its principal office if such office is located outside the United States. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

     The Company and the Guarantor agree to pay each Authenticating Agent from time to time reasonable compensation for its services under this Section. If the Trustee makes such payments, it shall be entitled to be reimbursed for such payments, subject to the provisions of Section 707.

     The provisions of Sections 308, 704 and 705 shall be applicable to each Authenticating Agent.

     If an appointment with respect to one or more series is made pursuant to this Section, the Securities of such series may have endorsed thereon, in addition to the Trustee's certificate of authentication, an alternate certificate of authentication in the following form:

     This is one of the Securities of the series designated herein referred to in the within-mentioned Indenture.


                                        BANKERS TRUST COMPANY,
                                        as Trustee

                                        By_______________________
                                          as Authenticating Agent


                                        By_______________________
                                          Authorized Signatory


     If all of the Securities of any series may not be originally issued at one time, and if the Trustee does not have an office capable of authenticating Securities upon original issuance located in a Place of Payment where the Company wishes to have Securities of such series authenticated upon original issuance, the Trustee, if so requested in writing (which writing need not comply with Section 102) by the Company, shall appoint in accordance with this Section 714 an Authenticating Agent having an office in a Place of Payment designated by the Company with respect to such series of Securities.


                                 ARTICLE EIGHT

          HOLDERS' LISTS AND REPORTS BY TRUSTEE, COMPANY AND GUARANTOR

     Section 801.  Company and Guarantor to Furnish Trustee Names
                   ----------------------------------------------
                   and Addresses of Holders.
                   ------------------------

     The Company and Guarantor will furnish or cause to be furnished to the Trustee

     (a) semi-annually, not later than 15 days after the Regular Record Date for interest for each series of Securities, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders of Registered Securities of such series as of such Regular Record Date, or if there is no Regular Record Date for interest for such series of Securities, semi-annually, upon such dates as are set forth in the Board Resolution or indenture supplemental hereto authorizing such series, and

     (b) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company or the Guarantor of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished, provided, however, that so long as the Trustee is the Security Registrar no
--------  -------
such list shall be required to be furnished.

     Section 802.  Preservation of Information;
                   ----------------------------
                   Communications to Holders.
                   -------------------------

     (a) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders of Securities (i) contained in the most recent list furnished to the Trustee for each series as provided in
Section 801, (ii) received by the Trustee for each series in the capacity of Security Registrar if the Trustee is then acting in such capacity and (iii) filed with it within the two preceding years pursuant to Section 803(c)(2). The Trustee may destroy any list furnished to it as provided in Section 801 upon receipt of a new list so furnished, and destroy not earlier than two years after filing, any information filed with it pursuant to Section 803(c)(2).

     (b) If three or more Holders of Securities of any series (hereinafter referred to as "applicants") apply in writing to the Trustee, and furnish to the Trustee reasonable proof that each such applicant has owned a Security of such series for a period of at least six months preceding the date of such application, and such application states that the applicants desire to communicate with other Holders of Securities of such series with respect to their rights under this Indenture or under the Securities of such series or the Guarantees and is accompanied by a copy of the form of proxy or other communication which such applicants propose to transmit, then the Trustee shall, within five business days after the receipt of such application, at its election, either

          (i) afford such applicants access to the information preserved at the time by the Trustee in accordance with Section 802(a), or

         (ii) inform such applicants as to the approximate number of Holders of Securities whose names and addresses appear in the information preserved at the time by the Trustee in accordance with Section 802(a), and as to the approximate cost of mailing to such Holders the form of proxy or other communication, if any, specified in such application.

     If the Trustee shall elect not to afford such applicants access to such information, the Trustee shall, upon the written request of such applicants, mail to each Holder of Securities of such series whose name and address appears in the information preserved at the time by the Trustee in accordance with
Section 802(a), a copy of the form of proxy or other communication which is specified in such request, with reasonable promptness after a tender to the Trustee of the material to be mailed and of payment, or provision for the payment, of the reasonable expenses of mailing, unless within five days after such tender the Trustee shall mail to such applicants and file with the Commission, together with a copy of the material to be mailed, a written statement to the effect that, in the opinion of the Trustee, such mailing would be contrary to the best interests of the Holders of Securities of such series or would be in violation of applicable law. Such written statement shall specify the basis of such opinion. If the Commission, after opportunity for a hearing upon the objections specified in the written statement so filed, shall enter an order refusing to sustain any of such objections or if, after the entry of an order sustaining one or more of such objections, the Commission shall find, after notice and opportunity for hearing, that all the objections so sustained have been met and shall enter an order so declaring, the Trustee shall mail copies of such material to all such Holders of Securities of such series with reasonable promptness after the entry of such order and the renewal of such tender.

     (c) Every Holder of Securities or coupons, by receiving and holding the same, agrees with the Company, the Guarantor and the Trustee that neither the Company, the Guarantor nor the Trustee nor any Paying Agent nor any Security Registrar shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders of Securities in accordance with Section 802(b), regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under Section 802(b).

     Section 803.  Reports by Trustee.
                   ------------------

     (a) Within 60 days after September 15 of each year commencing with the year following the first issuance of Securities pursuant to Section 301, the Trustee shall transmit by mail to all Holders of Securities, as their names and addresses appear in the Security Register, a brief report dated as of such September 15 with respect to:

          (1) its eligibility under Section 709 and its qualifications under
     Section 708, or in lieu thereof, if to the best of its knowledge it has continued to be eligible and qualified under said Sections, a written statement to such effect;

          (2) the character and amount of any advances (and if the Trustee elects so to state, the circumstances surrounding the making thereof) made by the Trustee (as such) which remain unpaid on the date of such report, and for the reimbursement of which it claims or may claim a lien or charge, prior to that of the Securities or the Guarantees relating thereto, on any property or funds held or collected by it as Trustee, except that the Trustee shall not be required (but may elect) to report such advances if such advances so remaining unpaid aggregate not more than 1/2 of 1% of the principal amount of the Securities Outstanding on the date of such report;

          (3) the amount, interest rate and maturity date of all other indebtedness owing by the Company or the Guarantor (or by any other obligor on the Securities) to the Trustee in its individual capacity, on the date of such report, with a brief description of any property held as collateral security therefor, except an indebtedness based upon a creditor relationship arising in any manner described in Section 713(b)(2),(3),(4) or (6);

          (4) the property and funds, if any, physically in the possession of the Trustee as such on the date of such report;

          (5) any additional issue of Securities which the Trustee has not previously reported; and

          (6) any action taken by the Trustee in the performance of its duties hereunder which it has not previously reported and which in its opinion materially affects the Securities or the Guarantees relating thereto, except action in respect of a default, notice of which has been or is to be withheld by the Trustee in accordance with Section 702.

     (b) The Trustee shall transmit by mail to all Holders of Securities, as provided in Subsection (c) of this Section, a brief report with respect to the character and amount of any advances (and if the Trustee elects so to state, the circumstances surrounding the making thereof) made by the Trustee (as such) since the date of the last report transmitted pursuant to Subsection (a) of this Section (or if no such report has yet been so transmitted, since the date of execution of this instrument) for the reimbursement of which it claims or may claim a lien or charge, prior to that of the Securities or the Guarantees relating thereto, on property or funds collected by it as Trustee, and which it has not previously reported pursuant to this subsection, except that the Trustee shall not be required (but may elect) to report such advances if such advances remaining unpaid at any time aggregate 10% or less of the principal amount of the Securities Outstanding at such time, such report to be transmitted within 90 days after such time.

     (c) Reports pursuant to this Section shall be transmitted by mail:

          (1) to all Holders of Registered Securities, as the names and addresses of such Holders appear in the Security Register;

          (2) to such Holders of Bearer Securities as have, within the two years preceding such transmission, filed their names and addresses with the Trustee for that purpose; and

          (3) except in the case of reports pursuant to Subsection (b) of this Section, to each Holder of a Security whose name and address is preserved at the time by the Trustee, as provided in Section 802(a).

     (d) A copy of each such report shall, at the time of such transmission to Holders of Securities, be filed by the Trustee with each stock exchange upon which the Securities are listed, with the Commission and with the Company and the Guarantor. The Company or the Guarantor will notify the Trustee when any Securities are listed on any stock exchange.

     Section 804.  Reports by Company and Guarantor.
                   --------------------------------

     The Company and the Guarantor shall:

          (1) file with the Trustee, within 15 days after the Company or the Guarantor is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Company or the Guarantor may be required to file with the Commission pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934; or, if the Company or the Guarantor is not required to file information, documents or reports pursuant to either of said Sections, then it shall file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such of the supplementary and periodic information, documents and reports which may be required pursuant to Section 13 of the Securities Exchange Act of 1934 in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations;

          (2) file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by the Company and the Guarantor with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations; and

          (3) transmit within 30 days after the filing thereof with the Trustee, in the manner and to the extent provided in Section 803(c) with respect to reports pursuant to Section 803(a), such summaries of any information, documents and reports required to be filed by the Company or the Guarantor pursuant to paragraphs (l) and (2) of this Section as may be required by rules and regulations prescribed from time to time by the Commission.


                                  ARTICLE NINE

                        CONSOLIDATION, MERGER AND SALES

     Section 901.  Company May Consolidate, Etc., Only on Certain
                   ----------------------------------------------
                   Terms.
                   -----

     Nothing contained in this Indenture or in any of the Securities or Guarantees shall prevent any consolidation or merger of the Company with or into any other corporation or corporations (whether or not affiliated with the Company), or successive consolidations or mergers in which the Company or its successor or successors shall be a party or parties, or shall prevent any conveyance, transfer or lease of the property of the Company as an entirety or substantially as an entirety, to any other corporation (whether or not affiliated with the Company); provided, however, that:
                              --------  -------

          (1) in case the Company shall consolidate with or merge into another corporation or convey, transfer or lease its properties and assets substantially as an entirety to any Person, the corporation formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance or transfer, or which leases, the properties and assets of the Company substantially as an entirety shall be a corporation organized and existing under the laws of the United States of America, any State thereof or the District of Columbia and shall expressly assume, by an indenture (or indentures, if at such time there is more than one Trustee) supplemental hereto, executed and delivered by the successor corporation and the Guarantor to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of (and premium, if any) and interest on and Additional Amounts in respect of all the Securities and the performance of every covenant of this Indenture on the part of the Company to be performed or observed;

          (2) immediately after giving effect to such transaction and treating any indebtedness which becomes an obligation of the Guarantor, Company or a Subsidiary as a result of such transaction as having been incurred by the

     Guarantor, the Company or such Subsidiary at the time of such transaction, no default, and no event which, after notice or lapse of time or both, would become a default, shall have happened and be continuing;

          (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance, transfer or lease and such supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with; and

          (4) The Guarantor has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that the Guarantees remain in full force and effect.

     Section 902.  Successor Corporation Substituted for Company.
                   ---------------------------------------------

     Upon any consolidation or merger or any conveyance, transfer or lease of the properties and assets of the Company substantially as an entirety to any Person in accordance with Section 901, the successor corporation formed by such consolidation or into which the Company is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor corporation had been named as the Company herein, and thereafter, except in the case of a lease to another Person, the predecessor corporation shall be relieved of all obligations and covenants under this Indenture and the Securities.

     Section 903.  Guarantor May Consolidate, Etc., Only On
                   ----------------------------------------
                   Certain Terms.
                   -------------

     Nothing contained in this Indenture or in any of the Securities or Guarantees shall prevent any consolidation or merger of the Guarantor with or into any other corporation or corporations (whether or not affiliated with the Guarantor), or successive consolidations or mergers in which the Guarantor or its successor or successors shall be a party or parties, or shall prevent any conveyance, transfer or lease of the property of the Guarantor as an entirety or substantially as an entirety, to any other corporation (whether or not affiliated with the Guarantor); provided, however, that:
                                --------  -------

          (1) in case the Guarantor shall consolidate with or merge into another corporation or convey, transfer or lease its properties and assets substantially as an entirety to any Person, the corporation formed by such consolidation or into which the Guarantor is merged or the Person which acquires by conveyance or transfer, or which leases, the properties and assets of the Guarantor substantially as an entirety shall be a corporation organized and existing under the laws of the United States of America, any State thereof or the District of Columbia and shall expressly assume, by an indenture (or indentures, if at such time there is more than one Trustee) supplemental hereto, executed and delivered by the Guarantor and the Company to the Trustee, in form satisfactory to the Trustee, the Guarantees endorsed on the Securities and the performance of every covenant of this Indenture on the part of the Guarantor to be performed or observed:

          (2) immediately after giving effect to such transaction and treating any indebtedness which becomes an obligation of the Guarantor or a Subsidiary as a result of such transaction as having been incurred by the Guarantor or such Subsidiary at the time of such transaction, no default, and no event which, after notice of lapse of time or both, would become a default, shall have happened and be continuing; and

          (3) the Guarantor has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance, transfer or lease and such supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.

     Section 904.  Successor Corporation Substituted for
                   -------------------------------------
                   Guarantor.
                   ---------

     Upon any consolidation or merger or any conveyance, transfer or lease of the properties and assets of the Guarantor substantially as an entirety to any Person in accordance with Section 903, the successor corporation formed by such consolidation or into which the Guarantor is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Guarantor under this Indenture with the same effect as if such successor corporation had been named as the Guarantor herein, and thereafter, except in the case of a lease to another Person, the predecessor corporation shall be relieved of all obligations and covenants under this Indenture and the Guarantees.

     Section 905.  Assumption by Guarantor.
                   -----------------------

     The Guarantor, or a Subsidiary thereof, may directly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of (and premium, if any) and interest on and Additional Amounts in respect of all the Securities and the performance of every covenant of this Indenture on the part of the Company to be performed or observed. Upon any such assumption, the Guarantor or such Subsidiary shall succeed to, and be substituted for and may exercise every right and power of, the Company under this Indenture with the same effect as if Guarantor or such Subsidiary had been named as the Company herein and the Company shall be released from its liability as obligor on the Securities. No such assumption shall be permitted unless the Guarantor has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such assumption and supplemental indenture comply with this Article, and that all conditions precedent herein provided for relating to such transaction have been complied with and that, in the event of assumption by a Subsidiary, the Guarantees remain in full force and effect.


                                  ARTICLE TEN

                            SUPPLEMENTAL INDENTURES

     Section 1001.  Supplemental Indentures without Consent
                    ---------------------------------------
                    of Holders.
                    ----------

     Without the consent of any Holders of Securities or coupons, the Company and the Guarantor, when authorized by Board Resolutions, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

          (1) to evidence the succession of another Person to the Company or the Guarantor, and the assumption by any such successor of the covenants of the Company or the Guarantor herein and in the Securities or the Guarantees, as the case may be; or

          (2) to add to the covenants of the Company or the Guarantor for the benefit of the Holders of all or any series of Securities (and if such covenants are to be for the benefit of less than all series of Securities, stating that such covenants are expressly being included solely for the benefit of such series) or to surrender any right or power herein conferred upon the Company or the Guarantor; or

          (3) to add to or change any of the provisions of this Indenture to provide that Bearer Securities may be registrable as to principal, to change or eliminate any restrictions on the payment of principal (or premium, if any) on Registered Securities or of principal (or premium, if any) or any interest on Bearer Securities, to permit

     Registered Securities to be exchanged for Bearer Securities or to permit the issuance of Securities in uncertificated form, provided any such action
                                                        --------
     shall not adversely affect the interests of the Holders of Securities of any series or any related coupons in any material respect; or

          (4) to establish the form or terms of Securities of any series as permitted by Sections 201 and 301; or

          (5) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 711(b); or

          (6) to cure any ambiguity, to correct or supplement any provision herein which may be defective or inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture which shall not be inconsistent with the provisions of this Indenture and which shall not adversely affect the interest of the Holders of Securities of any series or any related coupons in any material respect; or

          (7) to add to, delete from or revise the conditions, limitations and restrictions on the authorized amount, terms or purposes of issue, authentication and delivery of Securities, as herein set forth; or

          (8) to add any additional Events of Default; or

          (9) to modify, eliminate or add to the provisions of this Indenture to such extent as shall be necessary to effect the qualification of this Indenture under the Trust Indenture Act or under any similar federal statute hereafter enacted and to add to this Indenture such other provisions as may be expressly required under the Trust Indenture Act; or

          (10) to effect the assumption by the Guarantor or a Subsidiary thereof pursuant to Section 905.

     The Trustee shall be entitled to receive an Opinion of Counsel in connection with any supplemental indenture purporting to comply with the provisions of this Section 1001 which states that no consent is necessary under Article Ten of this Indenture in order to enter into such supplemental indenture.

     Section 1002.  Supplemental Indentures with Consent of Holders.
                    -----------------------------------------------

     With the consent of the Holders of not less than 66-2/3% in principal amount of the Outstanding Securities of each series affected by such supplemental indenture, by Act of said Holders delivered to the Company, the Guarantor and the Trustee, the Company and the Guarantor, when authorized by Board Resolutions, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders of Securities of such series under this Indenture; provided, however, that no such supplemental Indenture
                       --------  -------
shall, without the consent of the Holder of each Outstanding Security affected thereby,

          (1) change the Stated Maturity of the principal of, or any installment of interest on, any Security, or reduce the principal amount thereof or the rate of interest thereon or any Additional Amounts payable in respect thereof, or any premium payable upon the redemption thereof, or change the obligation of the Company and the Guarantor to pay Additional Amounts pursuant to Section 1104 (except as contemplated by Section 901(1) and permitted by Section 1001(1)), or reduce the amount of the principal of an Original Issue Discount Security that would be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 602, or change the Place of Payment, coin or currency in which any Security or any premium or the interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date), or

          (2) reduce the percentage in principal amount of the Outstanding Securities of any series, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture, or reduce the requirements of Section 1504 for quorum or voting, or

          (3) modify any of the provisions of this Section, or Section 613, or
     Section 107, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby, or

          (4) modify or affect in any manner adverse to the Holders the terms and conditions of the obligations of the Guarantor in respect of the due and punctual payments of principal of, or premium, if any, interest or sinking fund requirements, if any, on, or Additional Amounts in respect of, the Securities, or

          (5) modify the provisions of this Indenture with respect to the subordination of the Securities or the Guarantees in a manner adverse to the Holders.

     A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular series of Securities, or which modifies the rights of the Holders of Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series.

     It shall not be necessary for any Act of Holders of Securities under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

     Section 1003.  Execution of Supplemental Indentures.
                    ------------------------------------

     In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trust created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 701) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

     Section 1004.  Effect of Supplemental Indentures.
                    ---------------------------------

     Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder and of any coupons appertaining thereto shall be bound thereby.

     Section 1005.  Conformity with Trust Indenture Act.
                    -----------------------------------

     Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act as then in effect.

     Section 1006.  Reference in Securities to Supplemental Indentures.
                    --------------------------------------------------

     Securities of any series authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities of any series so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities of such series.

     Section 1007.  Subordination Unimpaired.
                    ------------------------

     No supplemental indenture entered into under this Article shall modify, directly or indirectly, the provisions of Article Sixteen or the definition of Senior Company Indebtedness or Senior Guarantor Indebtedness, respectively, in
Section 101 in any manner that might alter or impair the subordination of the Securities with respect to Senior Company Indebtedness then outstanding or the subordination of the Guarantees with respect to Senior Guarantor Indebtedness then outstanding, unless each holder of such Senior Company Indebtedness or Senior Guarantor Indebtedness, as the case may be, has consented thereto in writing.


                                 ARTICLE ELEVEN

                                   COVENANTS

     Section 1101.  Payment of Principal, Premium, if any,
                    --------------------------------------
                    and Interest.
                    ------------

     The Company covenants and agrees for the benefit of the Holders of each series of Securities that it will duly and punctually pay the principal of (and premium, if any), interest on and any Additional Amounts payable in respect of the Securities of that series in accordance with the terms of such series of Securities, any coupons appertaining thereto and this Indenture. Any interest due on and any Additional Amounts payable in respect of Bearer Securities on or before Maturity, other than Additional Amounts, if any, payable as provided in
Section 1104 in respect of principal of (or premium, if any, on) such a Security, shall be payable only upon presentation and surrender of the several coupons for such interest installments as are evidenced thereby as they severally mature.

     Section 1102.  Maintenance of Office or Agency.
                    -------------------------------

     The Company or the Guarantor will maintain in each Place of Payment for any series of Securities an office or agency where Securities of that series (but not Bearer Securities, except as otherwise provided below, unless such Place of Payment is located outside the United States) may be presented or surrendered for payment, where Securities of that series may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company or the Guarantor in respect of the Securities of that series and the Guarantees relating thereto and this Indenture may be served. If Securities of a series are issuable as Bearer Securities, the Company or the Guarantor will maintain, subject to any laws or regulations applicable thereto, an office or agency in a Place of Payment for such Series which is located outside the United States where Securities of such series and the related coupons may be presented and surrendered for payment (including payment of any Additional Amounts payable on Securities of such series pursuant to Section 1104); provided, however, that if
                                                     --------  -------
the Securities of such series are listed on The Stock Exchange of the United Kingdom and the Republic of Ireland or the Luxembourg Stock Exchange or any other stock exchange located outside the United States and such stock exchange shall so require, the Company or the Guarantor will maintain a Paying Agent in London, Luxembourg or any other required city located outside the United States, as the case may be, so long as the Securities of such series are listed on such exchange. The Company or the Guarantor will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company or the Guarantor shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, except that Bearer Securities of that series and the related coupons may be presented and surrendered for payment (including payment of any Additional Amounts payable on Bearer Securities of that series pursuant to Section 1104) at the place specified for the purpose pursuant to Section 301, and the Company and the Guarantor each hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

     Except as otherwise provided in the form of Bearer Security of any particular series pursuant to the provisions of this Indenture, no payment of principal, premium or interest on Bearer Securities shall be made at any office or agency of the Company in the United States or by check mailed to any address in the United States or by transfer to an account maintained with a bank located in the United States; provided, however, payment of principal of and any premium
                      --------  -------
and interest in U.S. dollars (including Additional Amounts payable in respect thereof) on any Bearer Security may be made at the Corporate Trust Office or any office or agency designated by the Company in the Borough of Manhattan, The City of New York if (but only if) payment of the full amount of such principal, premium, interest or Additional Amounts at all offices outside the United States maintained for the purpose by the Company in accordance with this Indenture is illegal or effectively precluded by exchange controls or other similar restrictions.

     The Company or the Guarantor may also from time to time designate one or more other offices or agencies where the Securities of one or more series may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or
                           --------  -------
rescission shall in any manner relieve the Company or the Guarantor of their obligation to maintain an office or agency in each Place of Payment for Securities of any series for such purposes. The Company or the Guarantor will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency. Unless otherwise set forth in a Board Resolution or indenture supplemental hereto with respect to a series of Securities, the Company and the Guarantor each hereby designates as the Place of Payment for each series the City of New York, and initially appoints an office or agency of the Company or the Guarantor for such purpose. Pursuant to Section 3.01(8) of this Indenture, the Company or the Guarantor may subsequently appoint a place or places in the Borough of Manhattan, The City of New York, where such Securities may be payable.

     Section 1103.  Money for Securities Payments to Be Held
                    ----------------------------------------
                    in Trust.
                    --------

     If the Company shall at any time act as its own Paying Agent with respect to any series of Securities, it will, on or before each due date of the principal of (and premium, if any), or interest on, any of the Securities of that series, segregate and hold in trust for the benefit of the Person entitled thereto a sum sufficient to pay the principal (and premium, if any) or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided, and will promptly notify the Trustee of its action or failure so to act.

     Whenever the Company shall have one or more Paying Agents for any series of Securities, it will, on or prior to each due date of the principal of (and premium, if any), or interest on, any Securities of that series, deposit with any Paying Agent a sum sufficient to pay the principal (and premium, if any) or interest so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal, premium or interest, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.

     The Company will cause each Paying Agent for any series of Securities other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:

          (1) hold all sums held by it for the payment of the principal of (and premium, if any) or interest on Securities of that series in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

          (2) give the Trustee notice of any default by the Company or the Guarantor (or any other obligor upon the Securities of that series) in the making of any payment of principal (and premium, if any) or interest on the Securities of that series; and

          (3) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

     The Company or the Guarantor may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order or Guarantor Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same terms as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

     Except as otherwise provided in the form of Securities of any particular series pursuant to the provisions of this Indenture, any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of (and premium, if any) or interest on any Security of any series and remaining unclaimed for two years after such principal (and premium, if any) or interest has become due and payable shall be paid to the Company on Company Request (or if deposited by the Guarantor, paid to the Guarantor on Guarantor Request), or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security or any coupon appertaining thereto shall thereafter, as an unsecured general creditor, look only to the Company and the Guarantor for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided,
                                                                    --------
however, that the Trustee or such Paying Agent, before being required to make
-------
any such repayment, may at the expense of the

Company cause to be published once, in an Authorized Newspaper in each Place of Payment or to be mailed to Holders of Registered Securities, or both, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication or mailing nor shall it be later than two years after such principal (and premium, if any) or interest has become due and payable, any unclaimed balance of such money then remaining will be repaid to the Company or the Guarantor, as the case may be.

     Section 1104.  Additional Amounts.
                    ------------------

     If the Securities of a series provide for the payment of Additional Amounts, the Company and the Guarantor agree to pay to the Holder of any Security of any such series or any coupon appertaining thereto Additional Amounts as provided therein. Whenever in this Indenture there is mentioned, in any context, the payment of the principal of (or premium, if any) or interest on, or in respect of, any Security of any series or any related coupon or the net proceeds received on the sale or exchange of any Security of any series, such mention shall be deemed to include mention of the payment of Additional Amounts provided for in this Section to the extent that, in such context, Additional Amounts are, were or would be payable in respect thereof pursuant to the provisions of this Section and express mention of the payment of Additional Amounts (if applicable) in any provisions hereof shall not be construed as excluding Additional Amounts in those provisions hereof where such express mention is not made.

     If the Securities of a series provide for the payment of Additional Amounts, at least 10 days prior to the first Interest Payment Date with respect to that series of Securities (or if the Securities of that series will not bear interest prior to Maturity, the first day on which a payment of principal (and premium, if any) is made), and at least 10 days prior to each date of payment of principal (and premium, if any) or interest if there has been any change with respect to the matters set forth in the below-mentioned Officers' Certificate, the Company or the Guarantor, as the case may be, will furnish the Trustee and the principal Paying Agent or Paying Agents, if other than the Trustee, with an Officers' Certificate instructing the Trustee and such Paying Agent or Paying Agents whether such payment of principal (and premium, if any) or interest on the Securities of that series shall be made to Holders of Securities of that series or the related coupons who are United States Aliens without withholding for or on account of any tax, assessment or other governmental charge described in the Securities of that series. If any such withholding shall be required, then such Officers' Certificate shall specify by country the amount, if any, required to be withheld on such payments to such Holders of Securities or coupons and the Company and the Guarantor agree to pay to the Trustee or such Paying Agent the Additional Amounts required by this Section. The Company and the Guarantor each covenant to indemnify the Trustee and any Paying Agent for, and to hold them harmless against, any loss, liability or expense reasonably incurred without negligence or bad faith on their part arising out of or in connection with actions taken or omitted by any of them in reliance on any Officers' Certificate furnished pursuant to this Section.

     Section 1105.  Company Statement as to Compliance;
                    ------------------------------------
                    Notice of Certain Defaults.
                    --------------------------

     (a) The Company will deliver to the Trustee, within 120 days after the end of each fiscal year a written statement, which need not comply with Section 102, signed by the Chairman of the Board, a Vice Chairman, the President or a Vice President and by the Treasurer or an Assistant Treasurer of the Company, stating, as to each signer thereof, that

          (1) a review of the activities of the Company during such year and of performance under this Indenture has been made under his supervision, and

          (2) to the best of his knowledge, based on such review, (a) the Company has fulfilled all of its obligations under this Indenture throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to him and the nature and status thereof, and (b) no event has occurred and is continuing which is, or after notice or lapse of time or both would become, a default or an Event of Default, or, if such an event has occurred and is continuing, specifying each such event known to him and the nature and status thereof.

     (b) The Company will deliver to the Trustee, within five days after the occurrence thereof, written notice of any event which constitutes, or which after notice or lapse of time or both would become, a default or an Event of Default.

     Section 1106.  Guarantor Statement as to Compliance;
                    -------------------------------------
                    Notice of Certain Defaults.
                    --------------------------

     The Guarantor will deliver to the Trustee, within 120 days after the end of each fiscal year, a written statement, which need not comply with Section 102, signed by the Chairman of the Board, a Vice Chairman, the President or a Vice President and by the Treasurer or an Assistant Treasurer of the Guarantor, stating, as to each signer thereof, that

          (1) a review of the activities of the Guarantor during such year and of performance under this Indenture has been made under his supervision, and

          (2) to the best of his knowledge, based on such review, (a) the Guarantor has fulfilled all its obligations under this Indenture throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to him and the nature and status thereof, and (b) no event has occurred and is continuing which is, or after notice or lapse of time or both would become, a default or an Event of Default, or, if such an event has occurred and is continuing, specifying each such event known to him and the nature and status thereof
 .
     (b) The Guarantor will deliver to the Trustee, within five days after the occurrence thereof, written notice of any event which constitutes, or which after notice or lapse of time or both would become, a default or an Event of Default.

     Section 1107.  Reserved.
                    --------

     Section 1108.  Limitation on Creation of Liens.
                    -------------------------------

     So long as any of the Securities shall be outstanding, the Guarantor will not, nor will it permit any Subsidiary to, create, assume, incur or suffer to be created, assumed or incurred or to exist any pledge, encumbrance or lien, as a security for indebtedness for borrowed money, upon any shares of, or securities convertible into or options, warrants or rights to subscribe for or purchase shares of, Voting Stock of the Company or a Major Constituent Bank, directly or indirectly, without making effective provision whereby the Securities of all series shall be equally and ratably secured with any and all such indebtedness if, treating such pledge, encumbrance or lien as a transfer of the shares of, or securities convertible into or options, warrants or rights to subscribe for or purchase shares of, Voting Stock subject thereto to the secured party and to the issuance of the maximum number of shares of Voting Stock of the Company or such Major Constituent Bank issuable upon the exercise of all such convertible securities, options, warrants or rights, the Company or such Major Constituent Bank would not continue to be a Controlled Subsidiary.

     Section 1109.  Corporate Existence.
                    -------------------

     Subject to Article Nine, the Company and the Guarantor will do or cause to be done all things necessary to preserve and keep in full force and effect their respective corporate existences and that of each Major
Constituent Bank and their respective rights (charter and statutory) and franchises and those of each such Major Constituent Bank; provided, however,
                                                          --------  -------
that neither the Company, the Guarantor nor any Major Constituent Bank shall be required to preserve any such right or franchise if the Company, the Guarantor or such Major Constituent Bank, as the case may be, shall determine that the preservation thereof is no longer desirable in the conduct of its business and that the loss thereof is not disadvantageous in any material respect to the Holders.

     Section 1110.  Waiver of Certain Covenants.
                    ---------------------------

     The Company or the Guarantor, as the case may be, may omit in any particular instance to comply with any term, provision or condition set forth in Sections 1108, and 1109 with respect to the Securities of any series if before the time for such compliance the Holders of at least a majority in principal amount of the Outstanding Securities of such series shall, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such term, provision or condition, but no such waiver shall extend to or affect such term, provision or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the Guarantor and the duties of the Trustee in respect of any such term, provision or condition shall remain in full force and effect.


                                 ARTICLE TWELVE

                            REDEMPTION OF SECURITIES

     Section 1201.  Applicability of Article.
                    ------------------------

     Redemption of Securities of any series at the option of the Company as permitted or required by the terms of such Securities shall be made in accordance with the terms of such Securities and this Article.

     Section 1202.  Election to Redeem; Notice to Trustee.
                    -------------------------------------

     The election of the Company to redeem any Securities shall be evidenced by a Board Resolution. In case of any redemption at the election of the Company of the Securities of any series, with the same issue date, interest rate and Stated Maturity, the Company shall, at least 60 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date and of the principal amount of Securities of such series to be redeemed.

     Section 1203.  Selection by Trustee of Securities to be Redeemed.
                    -------------------------------------------------

     If less than all the Securities of any series with the same issue date, interest rate, Stated Maturity and other terms are to be redeemed, the particular Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee from the Outstanding Securities of such series not previously called for redemption, by such method as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of portions of the principal amount of Registered Securities of such series: provided, however, that no such partial redemption shall reduce the portion of the principal amount of a Registered Security of such series not redeemed to less than the minimum denomination for a Security of that series established pursuant to Section 302.

     The Trustee shall promptly notify the Company and the Security Registrar (if other than itself) in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed.

     For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal of such Securities which has been or is to be redeemed.

     Section 1204.  Notice of Redemption.
                    --------------------

     Notice of redemption shall be given in the manner provided in Section 106, not less than 30 nor more than 60 days prior to the Redemption Date, unless a shorter period is specified in the Securities to be redeemed, to the Holders of Securities to be redeemed. Failure to give notice by mailing in the manner herein provided to the Holder of any Registered Securities designated for redemption as a whole or in part, or any defect in the notice to any such Holder, shall not affect the validity of the proceedings for the redemption of any other Securities or portion thereof.

     Any notice that is mailed to the Holder of any Registered Securities in the manner herein provided shall be conclusively presumed to have been duly given, whether or not such Holder receives the notice.

     All notices of redemption shall state:

          (1)  the Redemption Date,

          (2)  the Redemption Price,

          (3) if less than all Outstanding Securities of any series are to be redeemed, the identification (and, in the case of partial redemption, the principal amount) of the particular Securities to be redeemed.

          (4) in case any Registered Security is to be redeemed in part only, the notice which relates to such Security shall state that on and after the Redemption Date, upon surrender of such Security, the Holder of such Security will receive, without charge, a new Registered Security or Registered Securities of authorized denominations for the principal amount thereof remaining unredeemed,

          (5) that on the Redemption Date the Redemption Price will become due and payable upon each such Security to be redeemed, and, if applicable, that interest thereon shall cease to accrue on and after said date.

          (6) the place or places where such Securities, together, in the case of Bearer Securities with all coupons appertaining thereto, if any, maturing after the Redemption Date, are to be surrendered for payment of the Redemption Price, and

          (7) that the redemption is for a sinking fund, if such is the case.

     A notice of redemption published as contemplated by Section 106 need not identify particular Registered Securities to be redeemed.

     Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company.

     Section 1205.  Deposit of Redemption Price.
                    ---------------------------

     On or prior to any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 1103) an amount of money sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date) accrued interest on and any Additional Amounts with respect thereto, all the Securities or portions thereof which are to be redeemed on that date.

     Section 1206.  Securities Payable on Redemption Date.
                    -------------------------------------

     Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued interest) such Securities shall cease to bear interest and the coupons for such interest appertaining to any Bearer Securities so to be redeemed, except to the extent provided below, shall be void. Upon surrender of any such Security for redemption in accordance with said notice, together with all coupons, if any, appertaining thereto maturing after the Redemption Date, such Security shall be paid by the Company at the Redemption Price, together with accrued interest (and any Additional Amounts) to the Redemption Date; provided, however, that installments
                                            --------  -------
of interest on Bearer Securities whose Stated Maturity is on or prior to the Redemption Date shall be payable only upon presentation and surrender of coupons for such interest (at an office or agency located outside the United States except as otherwise provided in Section 1102), and provided, further, that
                                                   --------  -------
installments of interest on Registered Securities whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the Regular Record Dates according to their terms and the provisions of Section 307.

     If any Bearer Security surrendered for redemption shall not be accompanied by all appurtenant coupons maturing after the Redemption Date, such Security may be paid after deducting from the Redemption Price an amount equal to the face amount of all such missing coupons, or the surrender of such missing coupon or coupons may be waived by the Company and the Trustee if there be furnished to them such security or indemnity as they may require to save each of them and any Paying Agent harmless. If thereafter the Holder of such Security shall surrender to the Trustee or any Paying Agent any such missing coupon in respect of which a deduction shall have been made from the Redemption Price, such Holder shall be entitled to receive the amount so deducted; provided, however, that
                                                     --------  -------
interest (and any Additional Amounts) represented by coupons shall be payable only upon presentation and surrender of those coupons at an office or agency located outside of the United States except as otherwise provided in Section 1102.

     If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal (and premium, if any) shall, until paid, bear interest from the Redemption Date at the rate prescribed therefor in the Security.

     Section 1207.  Securities Redeemed in Part.
                    ---------------------------

Any Registered Security which is to be redeemed only in part shall be surrendered at any office or agency of the Company maintained for that purpose pursuant to Section 1102 (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing) and the Company shall execute and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Registered Security or Securities of the same series with a Guarantee or Guarantees endorsed thereon, containing identical terms and provisions, of any authorized denomination as requested by such

Holder in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered. If a Security in global form is so surrendered, the Company shall execute, and the Trustee shall authenticate and deliver to the U.S. Depository or other depository for such Security in global form as shall be specified in the Company Order with respect thereto to the Trustee, without service charge, a new Security in global form in a denomination equal to and in exchange for the unredeemed portion of the principal of the Security in global form so surrendered.


                                ARTICLE THIRTEEN

                                 SINKING FUNDS

     Section 1301.  Applicability of Article.
                    ------------------------

     The provisions of this Article shall be applicable to any sinking fund for the retirement of Securities of a series, except as otherwise permitted or required by any form of Security of such series issued pursuant to this Indenture.

     The minimum amount of any sinking fund payment provided for by the terms of Securities of any series is herein referred to as a "mandatory sinking fund payment", and any payment in excess of such minimum amount provided for by the terms of Securities of such series is herein referred to as an "optional sinking fund payment." If provided for by the terms of Securities of any series, the cash amount of any sinking fund payment may be subject to reduction as provided in Section 1302. Each sinking fund payment shall be applied to the redemption of Securities of any series as provided for by the terms of Securities of such series.

     Section 1302.  Satisfaction of Sinking Fund Payments
                    --------------------------------------
                    with Securities.
                    ---------------

     The Company may, in satisfaction of all or any part of any sinking fund payment with respect to the Securities of such series to be made pursuant to the terms of such Securities as provided for by the terms of such series (1) deliver Outstanding Securities of such series (other than any of such Securities previously called for redemption or any of such Securities in respect of which cash shall have been released to the Company), together in the case of any Bearer Securities of such series with all unmatured coupons appertaining thereto, and (2) apply as a credit Securities of such series which have been redeemed either at the election of the Company pursuant to the terms of such series of Securities or through the application of permitted optional sinking fund payments pursuant to the terms of such Securities, provided that such
                                                        --------
series of Securities have not been
previously so credited. Such Securities shall be received and credited for such purpose by the Trustee at the Redemption Price specified in such Securities for redemption through operation of the sinking fund and the amount of such sinking fund payment shall be reduced accordingly. If as a result of the delivery or credit of Securities of any series in lieu of cash payments pursuant to this
Section 1302, the principal amount of Securities of such series to be redeemed in order to exhaust the aforesaid cash payment shall be less than $100,000, the Trustee need not call Securities of such series for redemption, except upon Company Request, and such cash payment shall be held by the Trustee or a Paying Agent and applied to the next succeeding sinking fund payment, provided, however, that the Trustee or such Paying Agent shall at the request of the Company from time to time pay over and deliver to the Company any cash payment so being held by the Trustee or such Paying Agent upon delivery by the Company to the Trustee of Securities of that series purchased by the Company having an unpaid principal amount equal to the cash payment requested to be released to the Company.

     Section 1303.  Redemption of Securities for Sinking Fund.
                    -----------------------------------------

     Not less than 75 days prior to each sinking fund payment date for any series of Securities, the Company will deliver to the Trustee an Officers' Certificate specifying the amount of the next ensuing mandatory sinking fund payment for that series pursuant to the terms of that series, the portion thereof, if any, which is to be satisfied by payment of cash and the portion thereof, if any, which is to be satisfied by delivering and crediting of Securities of that series pursuant to Section 1302, and the optional amount, if any, to be added in cash to the next ensuing mandatory sinking fund payment, and will also deliver to the Trustee any Securities to be so credited and not theretofore delivered. If such Officers' Certificate shall specify an optional amount to be added in cash to the next ensuing mandatory sinking fund payment, the Company shall thereupon be obligated to pay the amount therein specified. Not less than 60 days before each such sinking fund payment date the Trustee shall select the Securities to be redeemed upon such sinking fund payment date in the manner specified in Section 1203 and cause notice of the redemption thereof to be given in the name of and at the expense of the Company in the manner provided in Section 1204. Such notice having been duly given, the redemption of such Securities shall be made upon the terms and in the manner stated in Sections 1206 and 1207.

                                 ARTICLE FOURTEEN

                       REPAYMENT AT THE OPTION OF HOLDERS

     Section 1401.  Applicability of Article.
                    ------------------------

     Securities of any series which are repayable at the option of the Holders thereof before their Stated Maturity shall be repaid in accordance with the terms of the Securities of such series. The repayment of any principal amount of Securities pursuant to such option of the Holder to require repayment of Securities before their Stated Maturity, for purposes of Section 309, shall not operate as a payment, redemption or satisfaction of the indebtedness represented by such Securities unless and until the Company, at its option, shall deliver or surrender the same to the Trustee with a directive that such Securities be cancelled. Notwithstanding anything to the contrary contained in this Article Fourteen, in connection with any repayment of Securities, the Company may arrange for the purchase of any Securities by an agreement with one or more investment bankers or other purchasers to purchase such Securities by paying to the Holders of such Securities on or before the close of business on the repayment date an amount not less than the repayment price payable by the Company on repayment of such Securities, and the obligation of the Company to pay the repayment price of such Securities shall be satisfied and discharged to the extent such payment is so paid by such purchasers.


                                ARTICLE FIFTEEN

                       MEETINGS OF HOLDERS OF SECURITIES

     Section 1501.  Purposes for Which Meetings May
                    -------------------------------
                    Be Called.
                    ---------

     A meeting of Holders of Securities of such series may be called at any time and from time to time pursuant to this Article to make, give or take any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be made, given or taken by Holders of Securities of such series

     Section 1502.  Call, Notice and Place of Meetings.
                    ----------------------------------

     (a) The Trustee may at any time call a meeting of Holders of Securities of any series for any purpose specified in Section 1501, to be held at such time and at such place in the Borough of Manhattan, The City of New York, or, if Securities of such series are to be issued as Bearer Securities, in London, as the Trustee shall determine. Notice of every meeting of Holders of

Securities of any series, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting, shall be given, in the manner provided in Section 106, not less than 21 nor more than 180 days prior to the date fixed for the meeting.

     (b) In case at any time the Company or the Guarantor, pursuant to Board Resolutions, or the Holders of at least 10% in principal amount of the Outstanding Securities of any series shall have requested the Trustee to call a meeting of the Holders of Securities of such series for any purpose specified in
Section 1501, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have made the first publication of the notice of such meeting within 21 days after receipt of such request or shall not thereafter proceed to cause the meeting to be held as provided herein, then the Company, the Guarantor or the Holders of Securities of such series in the amount above specified, as the case may be, may determine the time and the place in the Borough of Manhattan, The City of New York, or, if Securities of such series are to be issued as Bearer Securities, in London for such meeting and may call such meeting for such purposes by giving notice thereof as provided in subsection (a) of this section.

     Section 1503.  Persons Entitled to Vote at Meetings.
                    ------------------------------------

     To be entitled to vote at any meeting of Holders of Securities of any series, a Person shall be (1) a Holder of one or more Outstanding Securities of such series, or (2) a Person appointed by an instrument in writing as proxy for a Holder or Holders of one or more Outstanding Securities of such series by such Holder or Holders. The only Persons who shall be entitled to be present or to speak at any meeting of Holders of Securities of any series shall be the Persons entitled to vote at such meeting and their counsel, any representatives of the Trustee and its counsel and any representatives of the Company and its counsel.

     Section 1504.  Quorum; Action.
                    --------------

     The Persons entitled to vote a majority in principal amount of the Outstanding Securities of a series shall constitute a quorum for a meeting of Holders of Securities of such series; provided, however, that if any action is
                                      --------  -------
to be taken at such meeting with respect to a consent or waiver which this Indenture expressly provides may be given by the Holders of not less than 66-2/3% in principal amount of the Outstanding Securities of a series, the Persons entitled to vote 66-2/3% in principal amount of the Outstanding Securities of such series shall constitute a quorum. In the absence of a quorum within 30 minutes after the time appointed for any such meeting, the meeting shall, if convened at the request of Holders of Securities of such series, be dissolved. In any other case the meeting may be adjourned for a period of not less than 10 days as determined by the chairman of the meeting prior to the adjournment of such meeting. In the absence of a quorum at any such adjourned meeting, such adjourned meeting may be further adjourned for a period of not less than 10 days as determined by the chairman of the meeting prior to the adjournment of such adjourned meeting. Notice of the reconvening of any adjourned meeting shall be given as provided in Section 1502(a), except that such notice need be given only once not less than five days prior to the date on which the meeting is scheduled to be reconvened. Notice of the reconvening of an adjourned meeting shall state expressly the percentage, as provided above, of the principal amount of the Outstanding Securities of such series which shall constitute a quorum.

     Except as limited by the proviso to Section 1002, any resolution presented to a meeting or adjourned meeting duly reconvened at which a quorum is present as aforesaid may be adopted only by the affirmative vote of the Holders of a majority in principal amount of the Outstanding Securities of that series;

provided, however, that, except as limited by the proviso to Section 1002, any
--------  -------
resolution with respect to any consent or waiver which this Indenture expressly provides may be given by the Holders of not less than 66-2/3% in principal amount of the Outstanding Securities of a series may be adopted at a meeting or an adjourned meeting duly convened and at which a quorum is present as aforesaid only by the affirmative vote of the Holders of 66-2/3% in principal amount of the Outstanding Securities of that series; and provided, further, that, except
                                               --------  -------
as limited by the proviso to Section 1002, any resolution with respect to any request, demand, authorization, direction, notice, consent, waiver or other action which this Indenture expressly provides may be made, given or taken by the Holders of a specified percentage, which is less than a majority, in principal amount of the Outstanding Securities of a series may be adopted at a meeting or an adjourned meeting duly reconvened and at which a quorum is present as aforesaid by the affirmative vote of the Holders of such specified percentage in principal amount of the Outstanding Securities of that series.

     Any resolution passed or decision taken at any meeting of Holders of Securities of any series duly held in accordance with this Section shall be binding on all the Holders of Securities of such series and the related coupons, whether or not present or represented at the meeting.

     Section 1505.  Determination of Voting Rights; Conduct
                    ---------------------------------------
                    and Adjournment of Meetings.
                    ---------------------------

     (a) Notwithstanding any other provisions of this Indenture, the Trustee may make such reasonable regulations as it may deem advisable for any meeting of Holders of Securities of such series in regard to proof of the holding of Securities of such series and of the appointment of proxies and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall deem appropriate. Except as otherwise permitted or required by any such regulations, the holding of Securities shall be proved in the manner specified in Section 104 and the appointment of any proxy shall be proved in the manner specified in Section 104 or by having the signature of the person executing the proxy witnessed or guaranteed by any trust company, bank or banker authorized by Section 104 to certify to the holding of Bearer Securities. Such regulations may provide that written instruments appointing proxies, regular on their face, may be presumed valid and genuine without the proof specified in Section 104 or other proof.

     (b) The Trustee shall, by an instrument in writing, appoint a temporary chairman of the meeting, unless the meeting shall have been called by the Company or by Holders of Securities as provided in Section 1502(b), in which case the Company, the Guarantor or the Holders of Securities of the series calling the meeting, as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by vote of the Persons entitled to vote a majority in principal amount of the Outstanding Securities of such series represented at the meeting.

     (c) At any meeting each Holder of a Security of such series or proxy shall be entitled to one vote for each $1,000 principal amount of Securities of such series held or represented by him; provided, however, that no vote shall be cast
                                   --------  -------
or counted at any meeting in respect of any Security challenged as not Outstanding and ruled by the chairman of the meeting to be not Outstanding. The chairman of the meeting shall have no right to vote, except as a Holder of a Security of such series or proxy.

     (d) Any meeting of Holders of Securities of any series duly called pursuant to Section 1502 at which a quorum is present may be adjourned from time to time by Persons entitled to vote a majority in principal amount of the Outstanding Securities of such series represented at the meeting; and the meeting may be held as so adjourned without further notice.

     Section 1506.  Counting Votes and Recording Action of Meetings.
                    -----------------------------------------------

     The vote upon any resolution submitted to any meeting of Holders of Securities of any series shall be by written ballots on which shall be subscribed the signatures of the Holders of Securities of such series or of their representatives by proxy and the principal amounts and serial numbers of the Outstanding

Securities of such series held or represented by them. The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in triplicate of all votes cast at the meeting. A record, at least in triplicate, of the proceedings of each meeting of Holders of Securities of any series shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was given as provided in Section 1502 and, if applicable, Section 1504. Each copy shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and one such copy shall be delivered to the Company and the Guarantor, and another to the Trustee to be preserved by the Trustee, the latter to have attached thereto the ballots voted at the meeting. Any record so signed and verified shall be conclusive evidence of the matters therein stated.


                                ARTICLE SIXTEEN

                                 SUBORDINATION

     Section 1601.  Securities Subordinated to Senior Company Indebtedness.
                    ------------------------------------------------------

     The Company covenants and agrees, and each Holder of Securities, by his acceptance thereof, likewise covenants and agrees, that the indebtedness evidenced by the Securities and the payment of the principal of (and premium, if any) and interest on and any Additional Amounts payable in respect thereof is hereby expressly subordinated, to the extent and in the manner hereinafter set forth, in right of payment to the prior payment in full of Senior Company Indebtedness.

     Anything in this Indenture or in the Securities of any series to the contrary notwithstanding, the indebtedness evidenced by the Securities shall be subordinate and junior in right of payment, to the extent and in the manner hereinafter set forth, to all Senior Company Indebtedness:

     (a) In the event of any insolvency or bankruptcy proceedings, and any receivership, liquidation, reorganization, arrangement or other similar proceedings in connection therewith, relative to the Company or to its property, and in the event of any proceedings for voluntary liquidation, dissolution or other winding-up of the Company, whether or not involving insolvency or bankruptcy, then the holders of Senior Company Indebtedness shall be entitled to receive payment in full of all principal, premium and interest on all Senior Company Indebtedness before the Holders of the Securities are entitled to receive any payment on account of principal or interest upon the Securities, and to that end (but subject to the power of a court of competent jurisdiction to make other equitable provisions reflecting the rights conferred in the Securities upon Senior Company Indebtedness and the Holders thereof with respect to the subordinated indebtedness represented by the Securities and the Holders hereof by a lawful plan of reorganization under applicable bankruptcy law) the holders of Senior Company Indebtedness shall be entitled to receive for application in payment thereof any payment or distribution of any kind or character, whether in cash or property or securities, which may be payable or deliverable in any such proceedings in respect of the Securities after giving effect to any concurrent payment or distribution in respect of such Senior Company Indebtedness, except securities which are subordinate and junior in right of payment to the payment of all Senior Company Indebtedness then outstanding;

     (b) In the event that any Security of any series is declared or otherwise becomes due and payable before its expressed maturity because of the occurrence of an Event of Default hereunder (under circumstances when the provisions of the foregoing clause (a) or the following clause (c) shall not be applicable), the holders of Senior Company Indebtedness outstanding at the time such Security so becomes due and payable because of such occurrence of an Event of Default hereunder shall, so long as such declaration has not been rescinded and annulled pursuant to Section 602, be entitled to receive payment in full of all principal of, and premium and interest on, all such Senior Company Indebtedness before the Holders of the Securities of such series are entitled to receive any payment on account of principal of or interest on the Securities of such series; provided, that, nothing herein shall prevent the holders of Securities from seeking any remedy allowed at law or at equity so long as any judgment or decree obtained thereby makes provision for enforcing this clause; and

     (c) In the event that any default shall occur and be continuing with respect to any Senior Company Indebtedness permitting the holders of such Senior Company Indebtedness to accelerate the maturity thereof, if either (a) notice of such default, in writing, shall have been given to the Company and to the Trustee, provided that judicial proceedings shall be commenced in respect of
         --------
such default within 180 days in the case of a default in payment of principal or interest and within 90 days in the case of any other default after the giving of such notice, and provided further that only one such notice shall be given pursuant to this Section 1601(c) in any twelve months period, or (b) judicial proceedings shall be pending in respect of such default, the Holders of the Securities and the Trustee for their benefit shall not be entitled to receive any payment on account of principal or interest thereon (including any such payment which would cause such default) unless payment in full of all principal of, and premium and interest on, such Senior Company Indebtedness shall have been made or provided for. The Trustee, forthwith upon receipt of any notice received by it pursuant to this Section 1601(c), shall, as soon as practicable, send a notice thereof to each Holder of Securities at the time outstanding as the names and addresses of such Holders appear on the registry books of the Company.

     In case despite the foregoing provisions, any payment or distribution shall, in any such event, be paid or delivered to any Holder of the Securities or to the Trustee for their benefit before all Senior Company Indebtedness shall have been paid in full, such payment or distribution shall be held in trust for and so paid and delivered to the holders of Senior Company Indebtedness (or their duly authorized representatives) until all Senior Company Indebtedness shall have been paid in full.

     The Company shall give written notice to the Trustee within five days after the occurrence of any insolvency, bankruptcy, receivership, liquidation, reorganization, arrangement or similar proceeding of the Company within the meaning of this Section 1601. Upon any payment or distribution of assets of the Company referred to in this Article Sixteen, the Trustee, subject to the provisions of Section 701, and the Holders of the Securities shall be, entitled to rely upon a certificate of the trustee in bankruptcy, receiver, assignee for the benefit of creditors or other liquidating agent making such payment or distribution, delivered to the Trustee or to the Holders of Securities, for the purpose of ascertaining the persons entitled to participate in such distribution, the holders of the Senior Company Indebtedness and other indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article Sixteen.

     In the event that the Trustee determines, in good faith, that further evidence is required with respect to the right of any person as a holder of Senior Company Indebtedness to participate in any payment or distribution pursuant to this Section 1601, the Trustee may request such person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Company Indebtedness held by such person, as to the extent to which such person is entitled to participate in such payment or distribution, and as to other facts pertinent to the rights of such person under this Section 1601, and if such evidence is not furnished, the Trustee may defer any payment to such person pending judicial determination as to the right of such person to receive such payment.

     Section 1602.  Guarantees Subordinated to Senior
                    ---------------------------------
                    Guarantor Indebtedness.
                    ----------------------

     The Guarantor covenants and agrees, and each Holder of Guarantees endorsed on the Securities, by his acceptance thereof, likewise covenants and agrees, that the indebtedness evidenced by the Guarantees and the payment of the principal of (and premium, if any) and interest on and any Additional Amounts payable in respect of the Securities under the Guarantees is hereby expressly subordinated, to the extent and in the manner hereinafter set forth, in right of payment to the prior payment in full of Senior Guarantor Indebtedness.

     Anything in this Indenture or in the Securities and related Guarantees of any series to the contrary notwithstanding, the indebtedness evidenced by the Guarantees endorsed on the Securities shall be subordinate and junior in right of payment, to the extent and in the manner hereinafter set forth, to all Senior Guarantor Indebtedness:

     (a) In the event of any insolvency or bankruptcy proceedings, and any receivership, liquidation, reorganization, arrangement or other similar proceedings in connection therewith, relative to the Guarantor or to its property, and in the event of any proceedings for voluntary liquidation, dissolution or other winding-up of the Guarantor, whether or not involving insolvency or bankruptcy, then the holders of Senior Guarantor Indebtedness shall be entitled to receive payment in full of all principal, premium and interest on all Senior Guarantor Indebtedness before the Holders of the Guarantees endorsed on the Securities are entitled to receive any payment on account of principal or interest upon the Securities, and to that end (but subject to the power of a court of competent jurisdiction to make other equitable provisions reflecting the rights conferred in the Guarantees upon Senior Guarantor Indebtedness and the Holders thereof with respect to the subordinated indebtedness represented by the Guarantees and the Holders thereof by a lawful plan of reorganization under applicable bankruptcy law) the holders of Senior Guarantor Indebtedness shall be entitled to receive for application in payment thereof any payment or distribution of any kind or character, whether in cash or property or securities, which may be payable or deliverable in any such proceedings in respect of the Guarantees after giving effect to any concurrent payment or distribution in respect of such Senior Guarantor Indebtedness, except securities which are subordinate and junior in right of payment to the payment of all Senior Guarantor Indebtedness then outstanding;

     (b) In the event that any Security of any series is declared or otherwise becomes due and payable before its expressed maturity because of the occurrence of an Event of Default hereunder (under circumstances when the provisions of the foregoing clause (a) or the following clause (c) shall not be applicable), the holders of Senior Guarantor Indebtedness outstanding at the time such Security so becomes due and payable because of such occurrence of an Event of Default hereunder shall, so long as such declaration has not been rescinded and annulled pursuant to Section 602, be entitled to receive payment in full of all principal of, and premium and interest on, all such Senior Guarantor Indebtedness before the Holders of Securities of such series are entitled to receive any payment on account of principal of or interest on the Securities of such series; provided, that nothing herein shall prevent the Holders of Securities from seeking any remedy allowed at law or at equity so long as any judgment or decree obtained thereby makes provision for enforcing this clause: and

     (c) In the event that any default shall occur and be continuing with respect to any Senior Guarantor Indebtedness permitting the holders of such Senior Guarantor Indebtedness to accelerate the maturity thereof, if either (a) notice of such default, in writing, shall have been given to the Guarantor and by the Guarantor to the Trustee hereunder, provided that judicial proceedings
                                           --------
shall be commenced in respect of such default within 180 days in the case of a default in payment of principal or interest and within 90 days in the case of any other default after the giving of such notice, and provided further that
                                                       -------- -------
only one such notice shall be given pursuant to this Section 1602(c) in any twelve months period, or (b) judicial proceedings shall be pending in respect of such default, the Holders of the Guarantees endorsed on the Securities and the Trustee for their benefit shall not be entitled to receive any payment on account of principal or interest thereon (including any such payment which would cause such default) under the Guarantees unless payment in full of all principal of, and premium and interest on, such Senior Guarantor Indebtedness shall have been made or provided for. The Trustee, forthwith upon receipt of any notice received by it pursuant to this Section 1602(c) from the Guarantor, shall promptly send a notice thereof to each Holder of Securities at the time outstanding as the names and addresses of such Holders appear on the registry books of the Company.

     In case despite the foregoing provisions, any payment or distribution shall, in any such event, be paid or delivered to any Holder of the Guarantees endorsed on the Securities or to the Trustee for their benefit before all Senior Guarantor Indebtedness shall have been paid in full, such payment or distribution shall be held in trust for and so paid and delivered to the holders of Senior Guarantor Indebtedness (or their duly authorized representatives) until all Senior Guarantor Indebtedness shall have been paid in full.

     The Guarantor shall give written notice to the Trustee within five days after the occurrence of any insolvency, bankruptcy, receivership, liquidation, reorganization, arrangement or similar proceeding of the Guarantor within the meaning of this Section 1602. Upon any payment or distribution of assets of the Guarantor referred to in this Article Sixteen, the Trustee, subject to the provisions of Section 701, and the Holders of the Guarantees endorsed on the Securities shall be entitled to rely upon a certificate of the trustee in bankruptcy, receiver, assignee for the benefit of creditors or other liquidating agent making such payment or distribution, delivered to the Trustee or to the Holders of Guarantees endorsed on the Securities, for the purpose of ascertaining the persons entitled to participate in such distribution, the holders of the Senior Guarantor Indebtedness and other indebtedness of the Guarantor, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article Sixteen.

     In the event that the Trustee determines, in good faith, that further evidence is required with respect to the right of any person as a holder of Senior Guarantor Indebtedness to participate in any payment or distribution pursuant to this Section 1602, the Trustee may request such person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Guarantor Indebtedness held by such person, as to the extent to which such person is entitled to participate in such payment or distribution, and as to other facts pertinent to the rights of such person under this Section 1602, and if such evidence is not furnished, the Trustee may defer any payment to such person pending judicial determination as to the right of such person to receive such payment.

     Section 1603.  Subrogation.
                    -----------

     Subject to the payment in full of all Senior Company Indebtedness to which the indebtedness evidenced by the Securities is in the circumstances Subordinated as provided in Section 1601, the Holders of the Securities shall be subrogated to the rights of the holders of such Senior Company Indebtedness to receive payments or distributions of cash, property or securities of the Company applicable to such Senior Company Indebtedness until all amounts owing on the Securities shall be paid in full, and, as between the Company, its creditors other than holders of such Senior Company Indebtedness, and the Holders of the Securities, no such payment or distribution made to the holders of such Senior Company Indebtedness by virtue of this Article which otherwise would have been made to the Holders of the Securities shall be deemed to be a payment by the Company on account of such Senior Company Indebtedness, it being understood that the provisions of this Article Sixteen are and are intended solely for the purpose of defining the relative rights of the Holders of the Securities on the one hand, and the holders of the Senior Company Indebtedness, on the other hand.

     Subject to the payment in full of all Senior Guarantor Indebtedness to which the indebtedness evidenced by the Guarantees endorsed on the Securities is in the circumstances subordinated as provided in Section 1602, the Holders of the Guarantees endorsed on the Securities shall be subrogated to the rights of the holders of such Senior Guarantor Indebtedness to receive payments or distributions of cash, property or securities of the Guarantor applicable to such Senior Guarantor Indebtedness until all amounts owing on the Guarantees endorsed on the Securities shall be paid in full, and, as between the Guarantor, its creditors other than holders of such Senior Guarantor Indebtedness, and the Holders of the Guarantees endorsed on the Securities, no such payment or distribution made to the holders of such Senior Guarantor Indebtedness by virtue of this Article which otherwise would have been made to the Holders of the Guarantees endorsed on the Securities shall be deemed to be a payment by the Guarantor on account of such Senior Guarantor Indebtedness, it being understood that the provisions of this Article Sixteen are and are intended solely for the purpose of defining the relative rights of the Holders of the Guarantees endorsed on the Securities on the one hand, and the holders of the Senior Guarantor Indebtedness, on the other hand.

     Section 1604.  Obligation of Company and Guarantor Unconditional.
                    -------------------------------------------------

     Nothing contained in this Article Sixteen or elsewhere in this Indenture or in the Securities or the Guarantees is intended to or shall impair, as between the Company, its creditors other than the holders of Senior Company Indebtedness and the Holders of the Securities, or as between the Guarantor, its creditors other than the holders of Senior Guarantor Indebtedness and the Holders of the Guarantees endorsed on the Securities, the obligation of the Company or the Guarantor, as the case may be, which is absolute and unconditional, to pay to the Holders of the Securities and the Guarantees endorsed thereon the principal of (and premium, if any), interest and any Additional Amounts on the Securities as and when the same shall become due and payable in accordance with their terms, or is intended to or shall affect the relative rights of the Holders of the Securities and the Guarantees endorsed thereon and creditors of the Company other than the holders of Senior Company Indebtedness and creditors of the Guarantor other than holders of Senior Guarantor Indebtedness, as applicable, nor shall anything herein or therein prevent the Trustee or the Holder of any Security and the Guarantee endorsed thereon from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this Article Sixteen of the holders of Senior Company Indebtedness or Senior Guarantor Indebtedness in respect of cash, property or securities of the Company or the Guarantor, as the case may be, received upon the exercise of any such remedy.

     Upon any payment or distribution of assets of the Company or the Guarantor, as the case may be, referred to in this Article Sixteen, the Trustee and the Holders of the Securities and the Guarantees endorsed thereon shall be entitled to rely upon any order or decree made by any court of competent jurisdiction in which any such dissolution, winding up, liquidation or reorganization proceeding affecting the affairs of the Company or the Guarantor, as the case may be, is pending or upon a certificate of the trustee in bankruptcy, receiver, assignee for the benefit of creditors, liquidating trustee or agent or other person making any payment or distribution, delivered to the Trustee or to the Holders of the Securities and the Guarantees endorsed thereon, for the purpose of ascertaining the persons entitled to participate in such payment or distribution, the holders of the Senior Company Indebtedness and other indebtedness of the Company or the holders of the Senior Guarantor Indebtedness and other indebtedness of the Guarantor, as the case may be, the amount thereof or payable thereon, the amount paid or distributed thereon and all other facts pertinent thereto or to this Article Sixteen.

     Section 1605.  Payments on Securities Permitted.
                    --------------------------------

     Nothing contained in this Article Sixteen or elsewhere in this Indenture, or in any of the Securities or the Guarantees, shall affect the obligation of the Company or the Guarantor, as the case may be, to make, or prevent the Company or the Guarantor from making payment of the principal of (or premium, if any), interest or any Additional Amounts on the Securities in accordance with the provisions hereof and thereof, except as otherwise provided in this Article Sixteen.

     Section 1606.  Effectuation of Subordination by Trustee.
                    ----------------------------------------

     Each Holder of Securities and the Guarantees endorsed thereon, by his acceptance thereof, authorizes and directs the Trustee in his behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this Article Sixteen and appoints the Trustee his attorney-in-fact for any and all such purposes.

     Section 1607.  Knowledge of Trustee.
                    --------------------

     Notwithstanding the provisions of this Article Sixteen or any other provisions of this Indenture, the Trustee shall not be charged with knowledge of the existence of any facts which would prohibit the making of any payment of monies to or by the Trustee, or the taking of any other action by the Trustee, unless and until the Trustee shall have received written notice thereof from the Company or the Guarantor, any Holder of the Securities and the Guarantees endorsed thereon, any paying or conversion agent of the Company or the Guarantor or the holder or representative of any class of Senior Company Indebtedness.

     Section 1608.  Trustee's Relation to Senior Company Indebtedness and Senior
                    ------------------------------------------------------------
                    Guarantor Indebtedness.
                    ----------------------

     The Trustee shall be entitled to all the rights set forth in this Article with respect to any Senior Company Indebtedness or Senior Guarantor Indebtedness at the time held by it, to the same extent as any other holder of Senior Company Indebtedness or Senior Guarantor Indebtedness, and nothing in Section 713 or elsewhere in this Indenture shall deprive the Trustee of any of its rights as such holder. Notwithstanding anything in this Indenture or in the Securities of any series, nothing in this Article Sixteen shall apply to claims of or payment to the Trustee under or pursuant to Sections 606 and 707.

     With respect to holders of Senior Company Indebtedness or Senior Guarantor Indebtedness, the Trustee undertakes to perform or to observe only such of its covenants and obligations as are specifically set forth in this Article Sixteen, and no implied covenants or obligations with respect to the holders of Senior Company Indebtedness or Senior Guarantor Indebtedness shall be read into this Indenture against the Trustee. The Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Company Indebtedness or Senior Guarantor Indebtedness and the Trustee shall not be liable to any holder of Senior Company Indebtedness or Senior Guarantor Indebtedness if it shall pay over or deliver to Holders, the Company, the Guarantor or any other Person monies or assets to which any holder of Senior Company Indebtedness or Senior Guarantor Indebtedness shall be entitled by virtue of this Article Sixteen or otherwise.

     Section 1609.  Rights of Holders of Senior Company
                    -----------------------------------
                    Indebtedness and Senior Guarantor
                    ---------------------------------
                    Indebtedness Not Impaired.
                    -------------------------

     No right of any present or future holder of any Senior Company Indebtedness or Senior Guarantor Indebtedness to enforce the subordination herein shall at any time or in any way be prejudiced or impaired by any act or failure to act on the part of the Company or the Guarantor, as the case may be, or by any noncompliance by the Company or the Guarantor, as the case may be, with the terms, provisions or covenants of this Indenture, regardless of any knowledge thereof any such holder may have or be otherwise charged with.

                                 ARTICLE SEVENTEEN

                            MISCELLANEOUS PROVISIONS

     Section 1701.  Securities in Foreign Currencies.
                    --------------------------------

     Whenever this Indenture provides for (i) any action by, or the determination of any of the rights of, Holders of Securities of any series in which not all of such Securities are denominated in the same currency, or (ii) any distribution to Holders of Securities, in the absence of any provision to the contrary in the form of Security of any particular series, any amount in respect of any Security denominated in a currency other than United States dollars shall be treated for any such action or distribution as that amount of United States dollars that could be obtained for such amount on such reasonable basis of exchange and as of the record date with respect to Registered Securities of such series (if any) for such action, determination of rights or distribution (or, if there shall be no applicable record date, such other date reasonably proximate to the date of such action, determination of rights or distribution) as the Company or the Guarantor may specify in a written notice to the Trustee or, in the absence of such written notice, as the Trustee may determine.

                           *     *     *     *     *

     This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed, all as of the day and year first above written.


[SEAL]                        KEYSTONE FINANCIAL MID-ATLANTIC
                                FUNDING CORP.

Attest:
                              By______________________
                                Name:
_______________________         Title:



[SEAL]                        KEYSTONE FINANCIAL, INC.

Attest:
                              By______________________
                                Name:
_______________________         Title:



[SEAL]                        BANKERS TRUST COMPANY

Attest:
                              By______________________
                                Name:
_______________________         Title:

COMMONWEALTH OF PENNSYLVANIA  )
                         :    SS:
COUNTY OF [     ]             )

     On the [     ] day of ______, 1997, before me personally came [     ], to
me known, who, being by me duly sworn, did depose and say that he/she is a
[   ] of KEYSTONE FINANCIAL MID-ATLANTIC FUNDING CORP., a Pennsylvania
corporation, one of the persons described in and who executed the foregoing instrument; that he/she knows the seal of said corporation; that the seal affixed to said instrument is such corporation's seal; that it was so affixed by authority of the Board of Directors of said corporation: and that he/she signed his/her name thereto by like authority.


                              _________________________
                              Notary Public


     [NOTARIAL SEAL]



COMMONWEALTH OF PENNSYLVANIA  )
                         :    SS:
COUNTY OF [     ]             )

     On the [     ] day of ________, 1997, before me personally came [     ], to
me known, who, being by me duly sworn, did depose and say that he/she is a
[    ] of KEYSTONE FINANCIAL, INC., a Pennsylvania corporation, one of the persons described in and who executed the foregoing instrument; that he/she knows the seal of said corporation; that the seal affixed to said instrument is such corporation's seal; that it was so affixed by authority of the Board of Directors of said corporation; and that he/she signed his/her name thereto by like authority.


                              _________________________
                              Notary Public


     [NOTARIAL SEAL]

STATE OF [     ]         )
                         :    SS:
COUNTY OF [     ]        )

     On the ____ day of _________, 1997, before me personally came _____________, to me known, who, being by me duly sworn, did depose and say that
he/she is [     ] of BANKERS TRUST COMPANY, a [    ], one of the persons
described in and who executed the foregoing instrument; that he/she knows the seal of said corporation; that the seal affixed to said instrument is such corporation's seal; that it was so affixed by authority of the Board of Directors of said corporation; and that he/she signed his/her name thereto by like authority.


                              _________________________
                              Notary Public



     [NOTARIAL SEAL]